UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00242

Natixis Funds Trust II

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

oDate of reporting period: September 30, 2012

ITEM 1 SCHEDULE OF INVESTMENTS

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 87.8% of Net Assets
	Certificates of Deposit – 70.5%
$55,000,000	Royal Bank of Canada, 0.050%, 10/01/2012	$55,000,000
55,000,000	National Bank of Canada, 0. 080%, 10/01/2012	55,000,000
55,000,000	BNP Paribas, 0.130%, 10/01/2012	55,000,000
11,500,000	Credit Agricole, 0.230%, 10/01/2012	11,500,000
30,600,000	Landesbank Hessen Thueringen Girozentrale, 0.700%, 10/02/2012(b)	30,601,652
20,000,000	Toronto Dominion Bank, 0.160%, 10/09/2012	20,000,000
50,000,000	Norinchukin Bank, 0.170%, 10/09/2012	50,000,000
55,000,000	Bank of Montreal (IL), 0.150%, 10/18/2012	55,000,000
60,000,000	Mizuho Corporate Bank, 0.340%, 11/01/2012	60,007,380
55,000,000	Societe Generale S.A., 0.370%, 11/01/2012	55,000,000
50,000,000	State Street Bank and Trust Company, 0.200%, 12/14/2012	50,011,750
20,000,000	Bank of Nova Scotia (TX), 0.309%, 12/21/2012(b)(c)	20,008,560
59,100,000	Sumitomo Mitsui Trust (NY), 0.455%, 12/31/2012(c)	59,112,825
60,000,000	National Australia Bank, 0.270%, 2/01/2013	60,018,900
50,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013(b)	50,026,450
25,000,000	Wells Fargo, 0.230%, 3/04/2013	24,967,350
23,000,000	Canadian Imperial Bank of Commerce (NY), 0.368%, 4/12/2013(b)(c)	23,004,968
30,000,000	Toronto Dominion Bank (NY), 0.309%, 4/19/2013(b)(c)	30,006,870
22,500,000	ANZ Banking, 0.296%, 4/30/2013(b)(c)	22,497,413
50,000,000	Westpac Banking Corp. (NY), 0.401%, 5/03/2013(c)	49,994,150
30,000,000	Canadian Imperial Bank of Commerce (NY), 0.295%, 5/28/2013(c)	30,000,000
35,000,000	Bank of Nova Scotia (TX), 0.443%, 8/02/2013(c)	35,019,670
25,000,000	Wells Fargo, 0.429%, 10/18/2013(c)	24,995,725

		926,773,663

	Financial Company Commercial Paper – 12.1%
55,000,000	General Electric Capital Corp., 0.160%, 10/15/2012(d)	54,997,690
10,000,000	Overseas Chinese Banking Corp., 0.240%, 10/18/2012(b)(d)	9,999,140

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper – continued
$45,000,000	Overseas Chinese Banking Corp., 0.190%, 10/22/2012(d)	$44,995,012
50,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	49,952,150

		159,943,992

	Commercial Paper – 5.2%
35,050,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.400%, 10/19/2012(d)	35,042,990
32,950,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 11/07/2012	32,950,659

		67,993,649

	Total Short-Term Investments (Identified Cost $1,154,654,326)	1,154,711,304

	Total Investments – 87.8% (Identified Cost $1,154,654,326)(a)	1,154,711,304
	Other assets less liabilities – 12.2%	159,837,032

	Net Assets – 100.0%	$1,314,548,336

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2012, the value of the Fund’s investment in the Subsidiary was $88,939,452, representing 6.8% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At September 30, 2012, the net unrealized appreciation on short-term investments based on a cost of $1,154,654,326 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$116,928
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(59,950)

Net unrealized appreciation	$56,978

At December 31, 2011, the Fund had a short-term capital loss carryforward of $27,842,043 with no expiration date. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	12/19/2012	Australian Dollar	28,800,000	$29,677,441	$(44,245)
Buy	12/19/2012	British Pound	17,312,500	27,950,096	194,419
Buy	12/19/2012	British Pound	3,187,500	5,146,047	(23,288)
Buy	12/19/2012	Canadian Dollar	42,500,000	43,154,481	(435,218)
Buy	12/19/2012	Euro	29,000,000	37,297,664	62,302
Buy	12/19/2012	Euro	96,875,000	124,593,490	(1,563,005)
Sell	12/19/2012	Euro	27,000,000	34,725,411	599,778
Sell	12/19/2012	Euro	159,750,000	205,458,684	(390,325)
Buy	12/19/2012	Japanese Yen	2,475,000,000	31,738,114	85,303
Buy	12/19/2012	Japanese Yen	12,275,000,000	157,408,221	(493,863)
Sell	12/19/2012	Japanese Yen	2,625,000,000	33,661,636	162,393
Sell	12/19/2012	Japanese Yen	5,100,000,000	65,399,750	(516,311)
Buy	12/19/2012	Swedish Krona	184,000,000	27,946,778	240,366
Buy	12/19/2012	Swiss Franc	23,625,000	25,155,026	23,865
Buy	12/19/2012	Swiss Franc	4,875,000	5,190,720	(43,248)
Sell	12/19/2012	Swiss Franc	3,250,000	3,460,480	9,870

Total					$(2,131,207)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At September 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	12/21/2012	1,073	$249,521,656	$(5,238,939)
E-mini S&P 500®	12/21/2012	3,340	239,519,750	848,275
Eurodollar	3/18/2013	17,708	4,412,612,250	1,341,438
FTSE 100	12/21/2012	563	51,938,712	(1,063,684)
German Euro Bund	12/06/2012	1,660	302,421,291	641,869
Hang Seng	10/30/2012	663	89,244,492	440,344
TOPIX	12/14/2012	691	65,080,087	721,361
UK Long Gilt	12/27/2012	1,094	213,086,140	898,781
10 Year Japan Government Bond	12/11/2012	383	707,646,976	1,593,414
10 Year U.S. Treasury Note	12/19/2012	2,924	390,308,312	2,398,211

Total				$2,581,070

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	1,305	$68,969,250	$4,647,776
Brent Crude Oil	10/16/2012	485	54,509,150	(102,780)
Copper LME	12/19/2012	498	102,233,175	357,921
Gas Oil	11/12/2012	715	69,676,750	(278,425)
Gold	12/27/2012	535	94,903,650	3,864,680
Heating Oil	10/31/2012	145	19,239,528	(316,071)
Light Sweet Crude Oil	10/22/2012	426	39,272,940	(465,770)
Zinc	12/19/2012	293	15,358,694	1,426,544

Total				$9,133,875

At September 30, 2012, open futures contracts sold were as follows:
Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	269	$14,216,650	$(449,353)
Copper LME	12/19/2012	61	12,522,538	(206,866)
Natural Gas	10/29/2012	634	21,048,800	(1,154,760)
Nickel	12/19/2012	87	9,644,472	(948,996)

Total				$(2,759,975)

[2]	Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,154,711,304	$—	$1,154,711,304
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,378,296	—	1,378,296
Futures Contracts (unrealized appreciation)	19,180,614	—	—	19,180,614

Total	$19,180,614	$1,156,089,600	$—	$1,175,270,214

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,509,503)	$—	$(3,509,503)
Futures Contracts (unrealized depreciation)	(10,225,644)	—	—	(10,225,644)

Total	$(10,225,644)	$(3,509,503)	$—	$(13,735,147)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended September 30, 2012, the Fund used long contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, and short-term interest rates, and long and short contracts on commodities (through investments in the Subsidiary) and foreign currencies in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$(2,131,207)	$9,791,530

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $1,378,296 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $0.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the derivative counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of September 30, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$1,378,296	$—	$—
Futures (unrealized appreciation)	6,873,713	—	2,009,980	10,296,921

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(3,509,503)	$—	$—
Futures (unrealized depreciation)	—	—	(6,302,623)	(3,923,021)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at September 30, 2012 (Unaudited)

Certificates of Deposit	70.5%
Financial Company Commercial Paper	12.1
Commercial Paper	5.2

Total Investments	87.8
Other assets less liabilities (including open forward foreign currency and futures contracts)	12.2

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 79.6% of Net Assets
	Certificates of Deposit – 60.1%
$10,000,000	Royal Bank of Canada, 0.050%, 10/01/2012	$10,000,000
10,000,000	National Bank of Canada, 0.080%, 10/01/2012	10,000,000
6,800,000	BNP Paribas, 0.130%, 10/01/2012	6,800,000
4,000,000	Toronto Dominion Bank, 0.160%, 10/09/2012	4,000,000
11,000,000	Norinchukin Bank, 0.170%, 10/09/2012	11,000,000
10,000,000	Bank of Montreal (IL), 0.150%, 10/18/2012	10,000,000
10,000,000	Mizuho Corporate Bank, 0.340%, 11/01/2012(b)	10,001,230
10,000,000	Societe Generale S.A., 0.370%, 11/01/2012	10,000,000
10,000,000	State Street Bank and Trust Company, 0.200%, 12/14/2012	10,002,350
3,000,000	Bank of Nova Scotia (TX), 0.309%, 12/21/2012(c)	3,001,284
10,000,000	Sumitomo Mitsui Trust (NY), 0.455%, 12/31/2012(c)	10,002,170
10,000,000	National Australia Bank, 0.270%, 2/01/2013	10,003,150
10,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013	10,005,290
5,000,000	Wells Fargo, 0.230%, 3/04/2013	4,993,470
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.368%, 4/12/2013(b)(c)	6,001,296
6,000,000	Toronto Dominion Bank (NY), 0.309%, 4/19/2013(b)(c)	6,001,374
10,000,000	ANZ Banking, 0.296%, 4/30/2013(b)(c)	9,998,850
10,000,000	Westpac Banking Corp. (NY), 0.401%, 5/03/2013(c)	9,998,830
5,000,000	Canadian Imperial Bank of Commerce (NY), 0.295%, 5/28/2013(c)	5,000,000
8,000,000	Bank of Nova Scotia (TX), 0.443%, 8/02/2013(c)	8,004,496
5,000,000	Wells Fargo, 0.429%, 10/18/2013(c)	4,999,145

		169,812,935

	Financial Company Commercial Paper – 12.4%
12,000,000	General Electric Capital Corp., 0.160%, 10/15/2012(d)	11,999,496
10,000,000	Overseas Chinese Banking Corp., 0.230%, 10/18/2012(d)	9,999,140
2,000,000	Overseas Chinese Banking Corp., 0.240%, 10/18/2012(d)	1,999,828

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper – continued
$11,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	$10,989,473

		34,987,937

	Commercial Paper – 7.1%
10,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.400%, 10/19/2012(d)	9,998,000
10,000,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 11/07/2012	10,000,200

		19,998,200

	Total Short-Term Investments (Identified Cost $224,789,690)	224,799,072

	Total Investments – 79.6% (Identified Cost $224,789,690)(a)	224,799,072
	Other assets less liabilities – 20.4%	57,448,003

	Net Assets – 100.0%	$282,247,075

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2012, the value of the Fund’s investment in the Subsidiary was $15,026,467 representing 5.3% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At September 30, 2012, the net unrealized appreciation on short-term investments based on a cost of $224,789,690 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$22,580
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,198)

Net unrealized appreciation	$9,382

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2011, the Fund had a short-term capital loss carryforward of $28,581,031 with no expiration date and a long-term capital loss carryforward of $2,127,278 with no expiration date. At December 31, 2011, late year ordinary loss deferrals were $241,342. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	12/19/2012	Australian Dollar	31,500,000	$32,459,701	$(103,633)
Sell	12/19/2012	British Pound	22,125,000	35,719,617	152,894
Sell	12/19/2012	British Pound	2,937,500	4,742,435	(32,988)
Buy	12/19/2012	Canadian Dollar	16,700,000	16,957,172	(83,085)
Buy	12/19/2012	Euro	5,250,000	6,752,163	5,404
Buy	12/19/2012	Euro	7,375,000	9,485,182	(17,587)
Sell	12/19/2012	Euro	8,750,000	11,253,606	(21,379)
Buy	12/19/2012	Japanese Yen	812,500,000	10,419,078	106,516
Buy	12/19/2012	Japanese Yen	725,000,000	9,297,023	(28,983)
Sell	12/19/2012	Japanese Yen	1,625,000,000	20,838,155	105,372
Buy	12/19/2012	New Zealand Dollar	28,000,000	23,087,722	346,082
Sell	12/19/2012	New Zealand Dollar	16,200,000	13,357,896	(106,705)
Buy	12/19/2012	Norwegian Krone	150,000,000	26,107,479	125,126
Sell	12/19/2012	Norwegian Krone	58,000,000	10,094,892	56,250
Sell	12/19/2012	Norwegian Krone	82,000,000	14,272,089	(99,130)
Buy	12/19/2012	Singapore Dollar	22,750,000	18,537,189	42,548
Buy	12/19/2012	Swedish Krona	56,000,000	8,505,541	78,745
Sell	12/19/2012	Swedish Krona	64,000,000	9,720,618	15,591
Buy	12/19/2012	Swiss Franc	14,125,000	15,039,778	(15,840)
Sell	12/19/2012	Swiss Franc	1,000,000	1,064,763	(1,010)
Buy	12/19/2012	Turkish Lira	1,800,000	990,953	5,514
Buy	12/19/2012	Turkish Lira	2,100,000	1,156,111	(340)

Total					$529,362

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At September 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	10/19/2012	423	$35,245,470	$(1,217,353)
CAC 40	10/19/2012	428	18,441,543	(613,309)
E-mini NASDAQ 100	12/21/2012	249	13,904,160	(93,850)
Euribor	3/18/2013	1,432	459,173,713	139,830
Euro Schatz	12/06/2012	665	94,616,670	(106,820)
Eurodollar	3/18/2013	1,036	258,158,250	90,650
FTSE JSE Top 40	12/20/2012	1,829	69,850,527	(1,171,196)
German Euro BOBL	12/06/2012	152	24,550,721	(32,229)
German Euro Bund	12/06/2012	407	74,147,871	431,378
Hang Seng	10/30/2012	19	2,557,534	12,619
Mini-Russell 2000	12/21/2012	178	14,852,320	(77,720)
MSCI Singapore	10/30/2012	1,360	78,018,253	(185,789)
MSCI Taiwan	10/30/2012	852	23,464,080	115,980
OMXS30	10/19/2012	444	7,266,167	(37,796)
S&P/TSX 60®	12/20/2012	25	3,563,727	27,464
SGX CNX Nifty	10/25/2012	1,642	18,794,332	(1,642)
Sterling	3/20/2013	906	181,961,642	173,349
UK Long Gilt	12/27/2012	908	176,857,601	1,090,991
2 Year U.S. Treasury Note	12/31/2012	1,112	245,230,750	(22,719)
3 Year Australia Government Bond	12/17/2012	212	24,302,749	40,339
5 Year U.S. Treasury Note	12/31/2012	500	62,316,406	18,461
10 Year U.S. Treasury Note	12/19/2012	1,031	137,622,391	(153,531)
30 Year U.S. Treasury Bond	12/19/2012	46	6,871,250	(83,375)

Total				$(1,656,268)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	117	$6,183,450	$47,516
Brent Crude Oil	10/16/2012	47	5,282,330	(14,570)
Cocoa	12/13/2012	133	3,346,280	41,530
Copper High Grade	12/27/2012	57	5,355,150	(32,113)
Copper LME	12/19/2012	38	7,800,925	(78,976)
Corn	12/14/2012	64	2,420,000	190,850
Gas Oil	11/12/2012	60	5,847,000	(4,500)
Gasoline	10/31/2012	32	3,924,615	19,488
Gold	12/27/2012	2	354,780	21,480
Heating Oil	10/31/2012	43	5,705,515	(115,781)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Futures Contracts Purchased – continued
KC Wheat	12/14/2012	147	$6,817,125	$137,725
Light Sweet Crude Oil	10/22/2012	4	368,760	(25,760)
Nickel	12/19/2012	43	4,766,808	33,024
Soybean	11/14/2012	106	8,485,300	371,725
Soybean Meal	12/14/2012	176	8,569,440	304,730
Soybean Oil	12/14/2012	118	3,728,328	(382,920)
Wheat	12/14/2012	130	5,866,250	3,438
Zinc	12/19/2012	167	8,753,931	(28,651)

Total				$488,235

At September 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200	12/20/2012	17	$1,932,698	$5,731
DAX	12/21/2012	200	46,509,162	1,138,940
E-mini Dow	12/21/2012	23	1,535,825	5,520
E-mini S&P 500®	12/21/2012	434	31,123,225	460,500
FTSE 100	12/21/2012	42	3,874,646	75,960
Nikkei 225	12/14/2012	3	341,364	2,691
TOPIX	12/14/2012	475	44,736,674	666,838
10 Year Australia Government Bond	12/17/2012	340	44,752,656	(188,896)
10 Year Canada Government Bond	12/18/2012	1,599	223,284,223	(1,758,753)
10 Year Japan Government Bond	12/11/2012	62	114,553,819	(458,611)

Total				$(50,080)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	114	$6,024,900	$(473,812)
Coffee	12/18/2012	98	6,376,125	(158,850)
Cotton	12/06/2012	191	6,747,075	(17,625)
Live Cattle	12/31/2012	63	3,142,440	91,980
Natural Gas	10/29/2012	49	1,626,800	(76,440)
Nickel	12/19/2012	41	4,545,096	(447,228)
Silver	12/27/2012	4	691,540	(134,460)
Sugar	2/28/2013	326	7,455,750	(8,053)
Zinc	12/19/2012	9	471,769	(43,819)

Total				$(1,268,307)

[2]	Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$224,799,072	$—	$224,799,072
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,040,042	—	1,040,042
Futures Contracts (unrealized appreciation)	5,760,727	—	—	5,760,727

Total	$5,760,727	$225,839,114	$—	$231,599,841

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(510,680)	$—	$(510,680)
Futures Contracts (unrealized depreciation)	(8,247,147)	—	—	(8,247,147)

Total	$(8,247,147)	$(510,680)	$—	$(8,757,827)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the period ended September 30, 2012, the Fund used long contracts on short-term interest rates and long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investments in the Subsidiary), to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the Fund did not hold any derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty.

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $1,040,042 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $529,362.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the derivative counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized; however, final settlement of the Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of September 30, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$1,040,042	$—	$—
Futures (unrealized appreciation)	1,984,998	—	2,512,243	1,263,486

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(510,680)	$—	$—
Futures (unrealized depreciation)	(2,804,934)	—	(3,398,655)	(2,043,558)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at September 30, 2012 (Unaudited)

Certificates of Deposit	60.1%
Financial Company Commercial Paper	12.4
Commercial Paper	7.1

Total Investments	79.6
Other assets less liabilities (including open forward foreign currency and futures contracts)	20.4

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 86.2% of Net Assets
	Certificates of Deposit – 70.0%
$35,000,000	Royal Bank of Canada, 0.050%, 10/01/2012	$35,000,000
35,000,000	National Bank of Canada, 0.080%, 10/01/2012	35,000,000
35,000,000	BNP Paribas, 0.130%, 10/01/2012	35,000,000
19,700,000	Credit Agricole, 0.230%, 10/01/2012	19,700,000
30,000,000	Landesbank Hessen Thueringen Girozentrale, 0.700%, 10/02/2012	30,001,620
14,000,000	Toronto Dominion Bank, 0.160%, 10/09/2012	14,000,000
32,000,000	Norinchukin Bank, 0.170%, 10/10/2012	32,000,000
33,000,000	Bank of Montreal (IL), 0.150%, 10/18/2012	33,000,000
30,500,000	Mizuho Corporate Bank, 0.340%, 11/01/2012	30,503,752
35,000,000	Societe Generale S.A., 0.370%, 11/01/2012	35,000,000
33,000,000	State Street Bank and Trust Company, 0.200%, 12/14/2012	33,007,755
4,000,000	Bank of Nova Scotia (TX), 0.309%, 12/21/2012(b)	4,001,712
30,000,000	Sumitomo Mitsui Trust (NY), 0.455%, 12/31/2012(b)(c)	30,006,510
32,500,000	National Australia Bank, 0.270%, 2/01/2013	32,510,237
30,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.500%, 2/22/2013	30,015,870
15,000,000	Wells Fargo, 0.230%, 3/04/2013(c)	14,980,410
10,000,000	Canadian Imperial Bank of Commerce (NY), 0.368%, 4/12/2013(b)	10,002,160
18,000,000	Toronto Dominion Bank (NY), 0.309%, 4/19/2013(b)	18,004,122
32,000,000	ANZ Banking, 0.296%, 4/30/2013(b)	31,996,320
30,050,000	Westpac Banking Corp. (NY), 0.401%, 5/03/2013(b)	30,046,484
20,000,000	Canadian Imperial Bank of Commerce (NY), 0.295%, 5/28/2013(b)	20,000,000
30,000,000	Bank of Nova Scotia (TX), 0.443%, 8/02/2013(b)(c)	30,016,860
15,000,000	Wells Fargo, 0.429%, 10/18/2013(b)(c)	14,997,435

		598,791,247

	Financial Company Commercial Paper – 10.8%
33,000,000	General Electric Capital Corp., 0.160%, 10/15/2012(d)	32,998,614
13,400,000	Overseas Chinese Banking Corp., 0.220%, 10/18/2012(c)(d)	13,398,848

Principal Amount	Description	Value (†)
Financial Company Commercial Paper – continued
2,500,000	Overseas Chinese Banking Corp., 0.230%, 10/18/2012(c)(d)	$2,499,785
10,000,000	Overseas Chinese Banking Corp., 0.240%, 10/18/2012(c)(d)	9,999,140
33,000,000	United Overseas Funding Corp., 0.220%, 1/22/2013(d)	32,968,419

		91,864,806

	Commercial Paper – 5.4%
16,300,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.390%, 10/04/2012(d)	16,299,470
15,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.400%, 10/19/2012(d)	14,997,000
15,000,000	Vermont Economic Development Authority, (Credit Support: JPMorgan Chase), 0.180%, 11/07/2012	15,000,300

		46,296,770

	Total Short-Term Investments (Identified Cost $736,922,885)	736,952,823

	Total Investments – 86.2% (Identified Cost $736,922,885)(a)	736,952,823
	Other assets less liabilities – 13.8%	118,127,090

	Net Assets – 100.0%	$855,079,913

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2012, the value of the Fund’s investment in the Subsidiary was $35,911,225, representing 4.2% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At September 30, 2012, the net unrealized appreciation on short-term investments based on a cost of $736,922,885 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$69,881
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(39,943)

Net unrealized appreciation	$29,938

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2011, the Fund had a short-term capital loss carryforward of $20,422,668 with no expiration date and a long-term capital loss carryforward of $2,784,731 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency or futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	12/19/2012	Australian Dollar	17,800,000	18,342,307	(27,346)
Buy	12/19/2012	British Pound	22,500,000	36,325,035	252,675
Buy	12/19/2012	British Pound	6,937,500	11,200,219	(50,686)
Buy	12/19/2012	Canadian Dollar	60,100,000	61,025,513	(610,918)
Sell	12/19/2012	Canadian Dollar	10,000,000	10,153,995	130,758
Buy	12/19/2012	Euro	7,125,000	9,163,650	17,409
Buy	12/19/2012	Euro	7,875,000	10,128,245	(188,800)
Buy	12/19/2012	Japanese Yen	4,350,000,000	55,782,139	(173,899)
Sell	12/19/2012	Japanese Yen	1,275,000,000	16,349,937	(129,078)
Buy	12/19/2012	New Zealand Dollar	30,500,000	25,149,126	436,226
Buy	12/19/2012	Norwegian Krone	156,000,000	27,151,778	275,222
Buy	12/19/2012	Singapore Dollar	100,875,000	82,195,118	197,123
Buy	12/19/2012	Swedish Krona	174,000,000	26,427,931	247,124
Buy	12/19/2012	Swiss Franc	7,375,000	7,852,627	7,450
Buy	12/19/2012	Swiss Franc	13,750,000	14,640,491	(139,641)
Buy	12/19/2012	Turkish Lira	34,200,000	18,828,100	104,768

Total					$348,387

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At September 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	10/19/2012	647	$53,909,738	$(2,133,442)
ASX SPI 200	12/20/2012	457	51,955,467	(296,279)
CAC 40	10/19/2012	693	29,859,788	(1,745,457)
DAX	12/21/2012	163	37,904,967	(809,051)
E-mini Dow	12/21/2012	976	65,172,400	673,440
E-mini NASDAQ 100	12/21/2012	1,245	69,520,800	486,117
E-mini S&P 500®	12/21/2012	791	56,724,588	419,435
Euribor	3/18/2013	4,892	1,568,629,752	942,969
Euro Schatz	12/06/2012	2,678	381,027,731	(372,215)
Eurodollar	3/18/2013	6,128	1,527,021,000	536,200
FTSE 100	12/21/2012	415	38,285,196	(784,066)
FTSE JSE Top 40	12/20/2012	1,083	41,360,373	(888,247)
German Euro BOBL	12/06/2012	1,004	162,163,972	(314,811)
German Euro Bund	12/06/2012	170	30,970,855	(78,645)
Hang Seng	10/30/2012	241	32,440,305	160,065
Mini-Russell 2000	12/21/2012	852	71,090,880	(81,060)
MSCI Singapore	10/30/2012	1,053	60,406,780	67,438
MSCI Taiwan	10/30/2012	1,136	31,285,440	147,680
Nikkei 225	12/14/2012	187	21,278,319	349,846
OMXS30	10/19/2012	2,486	40,683,991	(1,082,692)
S&P/TSX 60®	12/20/2012	390	55,594,141	(251,500)
SGX CNX Nifty	10/25/2012	3,974	45,486,404	87,639
Sterling	3/20/2013	5,010	1,006,211,729	864,967
TOPIX	12/14/2012	174	16,387,750	(363,788)
UK Long Gilt	12/27/2012	288	56,095,803	(124,776)
2 Year U.S. Treasury Note	12/31/2012	4,279	943,653,219	(91,062)
3 Year Australia Government Bond	12/17/2012	812	93,084,117	160,845
5 Year U.S. Treasury Note	12/31/2012	3,588	447,182,533	691,948
10 Year Australia Government Bond	12/17/2012	261	34,354,245	335,135
10 Year Canada Government Bond	12/18/2012	311	43,428,013	217,953
10 Year Japan Government Bond	12/11/2012	274	506,253,972	636,981
10 Year U.S. Treasury Note	12/19/2012	929	124,006,984	(25,516)
30 Year U.S. Treasury Bond	12/19/2012	56	8,365,000	(85,750)

Total				$(2,749,699)

Futures Contracts Purchased – continued

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	207	$10,939,950	$129,893
Brent Crude Oil	10/16/2012	72	8,092,080	(22,320)
Cocoa	12/13/2012	522	13,133,520	(405,890)
Copper High Grade	12/27/2012	181	17,004,950	955,700
Copper LME	12/19/2012	59	12,111,963	(90,198)
Corn	12/14/2012	178	6,730,625	(65,613)
Gas Oil	11/12/2012	218	21,244,100	10,900
Gold	12/27/2012	3	532,170	30,330
Heating Oil	10/31/2012	177	23,485,493	118,847
KC Wheat	12/14/2012	317	14,700,875	176,588
Light Sweet Crude Oil	10/22/2012	13	1,198,470	(83,720)
Nickel	12/19/2012	133	14,743,848	258,573
Soybean	11/14/2012	235	18,811,750	1,555,800
Soybean Meal	12/14/2012	375	18,258,750	3,018,470
Soybean Oil	12/14/2012	687	21,706,452	(1,318,386)
Wheat	12/14/2012	371	16,741,375	(185,300)
Zinc	12/19/2012	167	8,753,931	(23,648)

Total				$4,060,026

At September 30, 2012, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	184	$9,724,400	$(764,750)
Coffee	12/18/2012	228	14,834,250	153,900
Cotton	12/06/2012	437	15,437,025	190,110
Gasoline	10/31/2012	4	490,577	(28,073)
Live Cattle	12/31/2012	315	15,712,200	19,380
Natural Gas	10/29/2012	190	6,308,000	(296,400)
Nickel	12/19/2012	132	14,632,992	(1,439,856)
Silver	12/27/2012	10	1,728,850	(337,335)
Sugar	2/28/2013	504	11,526,682	(149,498)
Zinc	12/19/2012	90	4,717,687	(233,096)

Total				$(2,885,618)

[2]	Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$736,952,823	$—	$736,952,823
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,668,755	—	1,668,755
Futures Contracts (unrealized appreciation)	13,397,149	—	—	13,397,149

Total	$13,397,149	$738,621,578	$—	$752,018,727

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,320,368)	$—	$(1,320,368)
Futures Contracts (unrealized depreciation)	(14,972,440)	—	—	(14,972,440)

Total	$(14,972,440)	$(1,320,368)	$—	$(16,292,808)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the period ended September 30, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$—	$11,769,680

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $1,668,755 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $348,387.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the fund and the derivative counterparties. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. This risk of loss to a fund counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of September 30, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$1,668,755	$—	$—
Futures (unrealized appreciation)	4,386,999	—	2,391,659	6,618,491

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(1,320,368)	$—	$—
Futures (unrealized depreciation)	(1,092,774)	—	(8,435,583)	(5,444,083)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at September 30, 2012 (Unaudited)

Certificates of Deposit	70.0%
Financial Company Commercial Paper	10.8
Commercial Paper	5.4

Total Investments	86.2
Other assets less liabilities (including open forward foreign currency and futures contracts)	13.8

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks – 95.9% of Net Assets
	Aerospace & Defense – 3.1%
59,500	Boeing Co. (The)	$4,142,390

	Air Freight & Logistics – 3.3%
52,500	FedEx Corp.	4,442,550

	Auto Components – 5.6%
45,800	Autoliv, Inc.	2,838,226
93,200	Delphi Automotive PLC(b)	2,889,200
42,800	TRW Automotive Holdings Corp.(b)	1,870,788

		7,598,214

	Automobiles – 1.9%
32,900	Toyota Motor Corp., Sponsored ADR	2,582,979

	Capital Markets – 6.1%
36,300	Franklin Resources, Inc.	4,540,041
33,200	Goldman Sachs Group, Inc. (The)	3,774,176

		8,314,217

	Commercial Banks – 5.2%
205,800	Wells Fargo & Co.	7,106,274

	Consumer Finance – 1.7%
39,600	Capital One Financial Corp.	2,257,596

	Diversified Financial Services – 7.4%
79,700	CME Group, Inc., Class A	4,566,810
133,800	JPMorgan Chase & Co.	5,416,224

		9,983,034

	Electrical Equipment – 1.5%
28,600	Rockwell Automation, Inc.	1,989,130

	Energy Equipment & Services – 2.4%
39,900	National Oilwell Varco, Inc.	3,196,389

	Health Care Equipment & Supplies – 1.1%
33,300	Medtronic, Inc.	1,435,896

	Hotels, Restaurants & Leisure – 9.6%
133,500	Carnival Corp.	4,864,740
112,400	Marriott International, Inc., Class A	4,394,840
18,500	McDonald’s Corp.	1,697,375
36,400	Starwood Hotels & Resorts Worldwide, Inc.	2,109,744

		13,066,699

	Insurance – 1.5%
61,600	American International Group, Inc.(b)	2,019,864

	IT Services – 6.6%
12,200	MasterCard, Inc., Class A	5,508,056

Shares	Description	Value (†)
Common Stocks – continued
	IT Services – continued
25,500	Visa, Inc., Class A	$3,424,140

		8,932,196

	Machinery – 7.4%
21,800	Caterpillar, Inc.	1,875,672
21,700	Cummins, Inc.	2,000,957
74,700	Illinois Tool Works, Inc.	4,442,409
19,900	Parker Hannifin Corp.	1,663,242

		9,982,280

	Media – 5.3%
106,600	Comcast Corp., Special Class A	3,709,680
42,000	Omnicom Group, Inc.	2,165,520
26,200	Walt Disney Co. (The)	1,369,736

		7,244,936

	Metals & Mining – 1.7%
59,000	Freeport-McMoRan Copper & Gold, Inc.	2,335,220

	Oil, Gas & Consumable Fuels – 5.1%
41,200	Apache Corp.	3,562,564
37,000	ExxonMobil Corp.	3,383,650

		6,946,214

	Semiconductors & Semiconductor Equipment – 12.1%
368,400	Applied Materials, Inc.	4,113,186
327,900	Intel Corp.	7,436,772
41,700	Lam Research Corp.(b)	1,325,435
126,300	Texas Instruments, Inc.	3,479,565

		16,354,958

	Software – 3.4%
145,500	Oracle Corp.	4,581,795

	Specialty Retail – 3.0%
52,100	CarMax, Inc.(b)	1,474,430
42,300	Tiffany & Co.	2,617,524

		4,091,954

	Textiles, Apparel & Luxury Goods – 0.9%
12,700	NIKE, Inc., Class B	1,205,357

	Total Common Stocks (Identified Cost $111,967,644)	129,810,142

Principal Amount
Short-Term Investments – 4.5%
$6,100,439	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $6,100,444 on 10/01/2012 collateralized by $6,070,000 Federal Home Loan Mortgage Corp., 3.000% due 8/01/2019 valued at $6,226,606 including accrued interest(c) (Identified Cost $6,100,439)	6,100,439

Description	Value (†)
Total Investments – 100.4% (Identified Cost $118,068,083)(a)	$135,910,581
Other assets less liabilities – (0.4)%	(564,089)

Net Assets – 100.0%	$135,346,492

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At September 30, 2012, the net unrealized appreciation on investments based on a cost of $118,068,083 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20,350,561
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,508,063)

Net unrealized appreciation	$17,842,498

At December 31, 2011, the Fund had a short-term capital loss carryforward of $9,996,643 of which $9,206,549 expires on December 31, 2017 and $790,094 expires on December 31, 2018. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$129,810,142	$—	$—	$129,810,142
Short-Term Investments	—	6,100,439	—	6,100,439

Total	$129,810,142	$6,100,439	$—	$135,910,581

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Industry Summary at September 30, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	12.1%
Hotels, Restaurants & Leisure	9.6
Diversified Financial Services	7.4
Machinery	7.4
IT Services	6.6
Capital Markets	6.1
Auto Components	5.6
Media	5.3
Commercial Banks	5.2
Oil, Gas & Consumable Fuels	5.1
Software	3.4
Air Freight & Logistics	3.3
Aerospace & Defense	3.1
Specialty Retail	3.0
Energy Equipment & Services	2.4
Other Investments, less than 2% each	10.3
Short-Term Investments	4.5

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

Loomis Sayles Strategic Alpha Fund*

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 75.2% of Net Assets
Non-Convertible Bonds – 72.8%
	ABS Car Loan – 0.2%
$730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$747,949
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	430,445

		1,178,394

	ABS Home Equity – 3.1%
845,693	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	641,908
1,545,608	Citimortgage Alternative Loan Trust, Series 2007-A6, Class 1A3, 6.000%, 6/25/2037	1,249,828
1,035,977	Countrywide Alternative Loan Trust, Series 2006-J4, Class 1A3, 6.250%, 7/25/2036	703,657
1,185,638	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	942,539
300,609	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.775%, 9/20/2034(b)	272,502
594,148	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.487%, 4/25/2035(b)	429,331
1,635,296	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	1,386,938
982,533	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	762,521
2,550,017	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.367%, 11/25/2036(b)	1,050,508
1,229,523	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.586%, 7/19/2035(b)	1,118,274
350,608	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.893%, 12/25/2034(b)	299,477
1,199,996	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 3.134%, 7/25/2035(b)	1,096,208
349,022	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.537%, 7/25/2045(b)	266,299
1,024,527	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.920%, 4/25/2036(b)	880,423
2,282,273	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	2,082,401
583,305	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.348%, 5/25/2036(b)	574,998
3,413,222	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	2,840,667
316,136	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.958%, 12/25/2046(b)	269,736
851,036	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	901,473

		17,769,688

	ABS Other – 0.7%
2,711,250	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(c)	2,760,207

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$1,094,647	Sierra Receivables Funding Co., Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	$1,107,462

		3,867,669

	Aerospace & Defense – 1.6%
4,253,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	3,485,096
800,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	707,943
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(c)	4,930,675

		9,123,714

	Airlines – 2.5%
2,508,421	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	2,746,721
152,529	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	161,680
2,047,470	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,262,454
5,160,000	Doric Nimrod Air Finance Alpha Ltd., Pass Through Trust, Series 2012-1, Class A, 5.125%, 11/30/2024, 144A(c)	5,366,400
1,948,193	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	2,123,530
1,615,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,707,863

		14,368,648

	Automotive – 0.9%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)(c)	3,173,848
1,780,000	Visteon Corp., 6.750%, 4/15/2019	1,869,000

		5,042,848

	Banking – 4.2%
4,800,000	Capital One Capital VI, 8.875%, 5/15/2040(c)	4,880,458
5,145,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017(c)	5,460,955
4,735,000	Lloyds TSB Bank PLC, EMTN, 6.500%, 3/24/2020, (EUR)(c)	6,129,433
2,200,000	Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	2,656,405
2,000,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	2,442,715
1,950,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	2,549,922

		24,119,888

	Building Materials – 0.5%
2,400,000	Odebrecht Finance Ltd., 7.125%, 6/26/2042, 144A(c)	2,667,600

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Chemicals – 0.8%
$2,980,000	Hercules, Inc., 6.500%, 6/30/2029	$2,726,700
1,800,000	Mexichem SAB de CV, 6.750%, 9/19/2042, 144A	1,867,860

		4,594,560

	Collateralized Mortgage Obligations – 3.6%
1,275,220	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.507%, 11/25/2045(b)	941,845
628,131	Banc of America Funding Corp., Series 2004-B, Class 4A2, 2.801%, 11/20/2034(b)	545,117
679,000	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.487%, 2/22/2035(b)	502,815
1,026,131	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.427%, 5/25/2035(b)	708,846
2,027,810	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.836%, 4/25/2035(b)	1,144,672
220,078	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.569%, 1/19/2035(b)	155,136
170,194	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 3.096%, 12/19/2035(b)	152,563
2,145,365	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.898%, 12/19/2035(b)	1,737,981
2,682,482	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.327%, 5/25/2037(b)	1,624,653
1,378,872	Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 0.997%, 12/25/2034(b)	966,920
1,083,682	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.377%, 12/25/2036(b)	652,303
3,041,330	Lehman XS Trust, Series 2006-4N, Class A2A, 0.437%, 4/25/2046(b)	1,898,331
2,292,909	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.337%, 7/25/2037(b)(d)	1,243,711
742,128	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.377%, 1/25/2047(b)	474,394
2,423,956	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.457%, 5/25/2037(b)	1,407,601
1,680,313	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,537,737
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(c)	2,690,145
359,375	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.941%, 10/25/2035(b)	356,053
2,297,606	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 4.107%, 12/25/2035(b)	1,664,023
572,516	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.616%, 9/25/2046(b)	491,623

		20,896,469

	Commercial Mortgage-Backed Securities – 7.2%
1,269,457	American Home Mortgage Investment Trust, Series 2005-2, Class 4A2, 2.214%, 9/25/2045(b)	1,183,390
950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 5.984%, 5/11/2039, 144A(b)	961,237

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Commercial Mortgage-Backed Securities – continued
$4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.734%, 4/15/2044, 144A(b)(c)	$4,527,603
2,376,607	CW Capital Cobalt Ltd., Series 2006-C1, Class AM, 5.254%, 8/15/2048	2,407,370
5,109,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.728%, 11/10/2046, 144A(b)(c)	5,067,893
2,627,335	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.415%, 6/19/2035(b)	2,617,585
4,340,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.983%, 8/10/2045(b)(c)	4,042,154
1,520,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AM, 5.464%, 1/15/2049	1,547,100
4,060,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class D, 6.524%, 6/15/2043, 144A(b)(c)	4,216,558
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.421%, 9/15/2047, 144A(b)	1,258,689
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.495%, 6/15/2044, 144A(b)	2,014,292
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.759%, 4/12/2049(b)	1,288,751
3,700,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.983%, 8/12/2045, 144A(b)(c)	4,006,053
1,000,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.983%, 8/15/2045, 144A(b)	1,082,717
5,400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.646%, 2/15/2044, 144A(b)(c)	5,247,439

		41,468,831

	Consumer Products – 1.1%
4,625,000	Procter & Gamble Co. (The), 0.362%, 2/06/2014(b)(c)	4,628,547
1,555,000	Visant Corp., 10.000%, 10/01/2017	1,539,450

		6,167,997

	Distributors – 0.3%
1,625,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(c)	1,762,085

	Diversified Manufacturing – 1.4%
3,000,000	Mcron Finance Sub LLC / Mcron Finance Corp., 8.375%, 5/15/2019, 144A(c)	3,090,000
4,500,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A(c)	4,848,750

		7,938,750

	Electric – 3.3%
2,400,000	Centrais Eletricas Brasileiras S.A., 5.750%, 10/27/2021, 144A	2,670,000
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,234,992
1,100,000	EDP Finance BV, EMTN, 5.750%, 9/21/2017, (EUR)	1,416,990

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
		Electric – continued
4,700,000,000		Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)(c)	$2,925,071
1,800,000		Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,618,574
800,000		Enel Finance International NV, 6.800%, 9/15/2037, 144A	775,167
2,460,000		Energy Future Holdings Corp., 10.000%, 1/15/2020(c)	2,712,150
1,995,000		Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.750%, 3/01/2022, 144A(c)	2,119,688
2,565,000		Ipalco Enterprises, Inc., 5.000%, 5/01/2018(c)	2,686,837

			19,159,469

		Food & Beverage – 0.9%
4,600,000		BRF - Brazil Foods S.A., 5.875%, 6/06/2022, 144A(c)	5,025,500

		Gaming – 0.4%
2,400,000		Mandalay Resort Group, 7.625%, 7/15/2013	2,460,000

		Government Guaranteed – 0.6%
3,300,000		Sinopec Group Overseas Development 2012 Ltd., 3.900%, 5/17/2022, 144A(c)	3,535,993

		Government Owned - No Guarantee – 3.0%
6,000,000		Gazprom Neft OAO Via GPN Capital S.A., 4.375%, 9/19/2022, 144A	5,970,000
4,440,000		Petrobras Global Finance BV, 4.250%, 10/02/2023, (EUR)	5,737,002
700,000	(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(c)	5,919,552

			17,626,554

		Government Sponsored – 0.6%
1,410,000		EDP Finance BV, EMTN, 2.250%, 2/11/2021, (CHF)	1,289,314
2,275,000		Eksportfinans ASA, 2.000%, 9/15/2015	2,127,125
55,000		Eksportfinans ASA, 2.375%, 5/25/2016	50,875

			3,467,314

		Healthcare – 0.1%
450,000		Owens & Minor, Inc., 6.350%, 4/15/2016(e)	492,111

		Independent Energy – 1.9%
2,335,000		Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A(c)	2,008,100
2,660,000		Halcon Resources Corp., 9.750%, 7/15/2020, 144A(c)	2,719,850
2,760,000		OGX Austria GmbH, 8.375%, 4/01/2022, 144A	2,401,200

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$3,400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	$3,060,000
785,000	QEP Resources, Inc., 5.250%, 5/01/2023	802,663

		10,991,813

	Industrial Other – 1.6%
4,700,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A(c)	5,140,127
3,900,000	Steelcase, Inc., 6.375%, 2/15/2021(c)	4,190,370

		9,330,497

	Integrated Energy – 0.9%
5,200,000	Eni S.p.A., 4.150%, 10/01/2020, 144A	5,235,880

	Life Insurance – 0.7%
3,300,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A(c)	3,894,000

	Media Cable – 0.3%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,672,292

	Media Non-Cable – 0.9%
230,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020	220,800
5,230,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	5,099,250

		5,320,050

	Metals & Mining – 3.7%
5,700,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A	5,722,219
1,000,000	AngloGold Ashanti Holdings PLC, 5.125%, 8/01/2022	1,018,328
4,875,000	ArcelorMittal, 5.750%, 3/01/2021(c)	4,644,559
2,400,000	BHP Billiton Finance USA Ltd., 0.704%, 2/18/2014(b)	2,409,360
1,375,000	FMG Resources August 2006 Pty. Ltd., 7.000%, 11/01/2015, 144A	1,368,125
2,830,000	Newcrest Finance Pty Ltd., 4.200%, 10/01/2022, 144A	2,849,080
3,820,000	Teck Resources Ltd., 5.400%, 2/01/2043	3,727,380

		21,739,051

	Non-Captive Diversified – 2.4%
4,700,000	General Electric Capital Corp., Series A, (fixed rate to 6/15/2022, variable rate thereafter), 7.125%, 12/15/2049(c)	5,237,774

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Captive Diversified – continued
$2,500,000	General Electric Capital Corp., Series B, (fixed rate to 12/15/2022, variable rate thereafter), 6.250%, 12/15/2049	$2,638,825
600,000	GMAC International Finance BV, 7.500%, 4/21/2015, (EUR)	830,785
2,375,000	International Lease Finance Corp., 4.875%, 4/01/2015	2,468,604
2,210,000	International Lease Finance Corp., 6.750%, 9/01/2016, 144A	2,483,487

		13,659,475

	Oil Field Services – 1.7%
1,245,000	Basic Energy Services, Inc., 7.750%, 2/15/2019	1,276,125
2,970,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017(c)	2,836,350
2,325,000	Nabors Industries, Inc., 9.250%, 1/15/2019(c)	3,042,774
2,500,000	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023, 144A(c)	2,618,750

		9,773,999

	Pharmaceuticals – 1.7%
4,765,000	Amgen, Inc., 5.375%, 5/15/2043(c)	5,521,858
875,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	892,500
3,380,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	3,447,600

		9,861,958

	Pipelines – 0.6%
3,200,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	3,570,634

	Retailers – 1.0%
5,930,000	Walgreen Co., 0.899%, 3/13/2014(b)(c)	5,937,501

	Sovereigns – 0.2%
2,300,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,327,414

	Supermarket – 0.1%
760,000	Delhaize Group S.A., 5.700%, 10/01/2040	676,186

	Technology – 3.5%
2,855,000	Advanced Micro Devices, Inc., 7.500%, 8/15/2022, 144A	2,755,075
575,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	376,625
2,400,000	BMC Software, Inc., 4.250%, 2/15/2022	2,484,931
2,680,000	Hewlett-Packard Co., 4.650%, 12/09/2021(c)	2,794,420

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
		Technology – continued
$4,955,000		Ingram Micro, Inc., 5.000%, 8/10/2022	$5,127,994
4,965,000		Lender Processing Services, Inc., 5.750%, 4/15/2023	4,965,000
1,945,000		NCR Corp., 5.000%, 7/15/2022, 144A	1,964,450

			20,468,495

		Transportation Services – 0.2%
680,000		Continental Airlines Pass Thru Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	697,850
505,000		Continental Airlines Pass Thru Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	517,625

			1,215,475

		Treasuries – 8.4%
25,200,000		Canadian Government, 1.750%, 3/01/2013, (CAD)(c)	25,712,151
1,260,000	(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)(c)	10,110,669
200,000	(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,615,163
325,500	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)(c)	2,983,200
7,550,000		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	6,823,505
1,280,000		Spain Government Bond, 4.650%, 7/30/2025, (EUR)	1,389,285

			48,633,973

		Wireless – 1.5%
2,400,000		America Movil SAB de CV, 3.125%, 7/16/2022(c)	2,473,157
1,440,000		Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	1,425,600
4,700,000		Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A(c)	4,935,000

			8,833,757

		Wirelines – 4.5%
2,315,000		Colombia Telecomunicaciones S.A., E.S.P., 5.375%, 9/27/2022, 144A	2,349,725
520,000		Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A	546,000
1,170,000		Level 3 Financing, Inc., 8.625%, 7/15/2020	1,263,600
12,200,000		Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(c)	6,318,905
7,534,000		Qwest Corp., 7.200%, 11/10/2026(c)	7,618,757
1,100,000		Telecom Italia Capital S.A., 6.000%, 9/30/2034	973,500
850,000		Telecom Italia Capital S.A., 7.200%, 7/18/2036	833,000

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Wirelines – continued
$1,250,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	$1,256,250
250,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	245,313
525,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	514,500
1,500,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,379,903
2,000,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	1,950,000

		26,249,453

	Total Non-Convertible Bonds (Identified Cost $408,164,916)	421,125,985

Convertible Bonds – 2.4%
	Automotive – 0.6%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016	2,220,794
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015	1,243,862

		3,464,656

	Diversified Manufacturing – 0.2%
645,000	EMC Corp., Series B, 1.750%, 12/01/2013	1,107,384

	Independent Energy – 0.1%
425,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	404,547

	Metals & Mining – 0.3%
2,515,000	Peabody Energy Corp., 4.750%, 12/15/2066	2,118,888

	Pharmaceuticals – 0.3%
1,255,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015(c)	1,611,891

	Technology – 0.9%
1,330,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,396,500
1,045,000	Intel Corp., 3.250%, 8/01/2039	1,287,963
815,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	717,709
795,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	738,356
905,000	SanDisk Corp., 1.500%, 8/15/2017	1,024,347

		5,164,875

	Total Convertible Bonds (Identified Cost $15,437,265)	13,872,241

	Total Bonds and Notes (Identified Cost $423,602,181)	434,998,226

Principal Amount (‡)	Description	Value (†)
Senior Loans – 9.0%
	Aerospace & Defense – 0.1%
$587,000	Six3 Systems, Inc., Term Loan B, 9/20/2019(f)	$581,130

	Airlines – 0.3%
736,000	Genpact International, Inc., Term Loan B, 4.250%, 8/30/2019(b)	737,840
903,750	Patriot Coal Corporation, DIP First-Out Term Loan, 9.250%, 10/04/2013(b)	900,741

		1,638,581

	Automotive – 0.3%
572,000	Navistar International Corporation, Term Loan B, 7.000%, 8/17/2017(b)	577,720
1,231,905	TI Group Automotive Systems, LLC, New Term Loan, 6.750%, 3/14/2018(b)	1,238,064

		1,815,784

	Building Materials – 0.5%
1,366,532	Armstrong World Industries, Inc., New Term Loan B, 4.000%, 3/09/2018(b)	1,368,527
328,000	CPG International, Inc., Term Loan, 5.750%, 9/18/2019(b)	328,102
1,214,515	Nortek, Inc., Term Loan, 5.252%, 4/26/2017(g)	1,218,559

		2,915,188

	Chemicals – 0.9%
955,200	Ascend Performance Materials LLC, Term Loan B, 6.750%, 4/10/2018(b)	951,618
1,165,250	Kronos Worldwide, Inc., Term Loan B, 5.750%, 6/13/2018(b)	1,175,446
663,316	Nexeo Solutions, LLC, Term Loan B, 5.000%, 9/08/2017(b)	654,746
1,194,000	Taminco Global Chemical Corporation, Term Loan B1, 5.250%, 2/15/2019(b)	1,204,818
264,338	Tronox Pigments (Netherlands) B.V., Delayed Draw Term Loan, 4.250%, 2/08/2018(b)	266,320
972,563	Tronox Pigments (Netherlands) B.V., Term Loan B, 4.250%, 2/08/2018(b)	979,857

		5,232,805

	Consumer Cyclical Services – 0.5%
92,239	Instant Web, Inc., Delayed Draw Term Loan, 3.591%, 8/07/2014(b)	70,870
879,359	Instant Web, Inc., Term Loan B, 3.591%, 8/07/2014(b)	675,638
1,370,000	SRA International, Inc., Term Loan B, 6.500%, 7/20/2018(b)	1,352,875
688,275	West Corporation, Term Loan B6, 5.750%, 6/29/2018(b)	696,589

		2,795,972

	Consumer Products – 0.4%
969,000	Serta Simmons Holdings, LLC, Term Loan, 9/19/2019(f)	964,329

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued
	Consumer Products – continued
$1,500,000	Visant Holding Corp., Term Loan B, 5.250%, 12/22/2016(b)	$1,441,875

		2,406,204

	Diversified Manufacturing – 0.2%
1,119,963	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	1,125,563

	Electric – 0.1%
625,000	Calpine Corporation, Term Loan B3, 9/27/2019(f)	621,875

	Environmental – 0.1%
488,000	ADS Waste Holdings, Term Loan B, 9/11/2019(f)	490,138

	Financial Other – 0.3%
200,000	Nuveen Investments, Inc., Extended 1st Lien Term Loan, 5.898%, 5/13/2017(g)	198,584
1,243,351	SS&C Technologies, Inc., Term Loan B-1, 5.000%, 6/07/2019(b)	1,254,230

128,623	SS&C Technologies, Inc., Term Loan B-2, 5.000%, 6/07/2019(b)	129,748

		1,582,562

	Food & Beverage – 0.1%
317,405	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(b)	326,927

	Health Insurance – 0.1%
468,966	Multiplan, Inc., New Term Loan B, 4.750%, 8/26/2017(b)	469,993
265,000	TriZetto Group, Inc., (The), 2nd Lien Term Loan D, 3/27/2019(f)	262,681

		732,674

	Healthcare – 0.7%
1,143,000	DaVita, Inc., Term Loan B2, 9/02/2019(f)	1,143,811
428,000	Kindred Healthcare, Inc., Add on Term Loan B, 6/01/2018(f)	423,720
506,156	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	499,353
1,295,138	TriZetto Group, Inc., (The), Term Loan B, 4.750%, 5/02/2018(b)	1,288,119
882,788	Truven Health Analytics, Inc., Term Loan B, 6.750%, 6/06/2019(b)	889,135

		4,244,138

	Independent Energy – 0.2%
1,213,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b)	1,216,093

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued
	Industrial Other – 0.1%
$714,856	ON Assignment, Inc., Term Loan B, 5.000%, 5/15/2019(b)	$716,643

	Media Cable – 0.2%
1,184,050	Cequel Communications, LLC, Term Loan B, 4.000%, 2/14/2019(b)	1,187,993

	Media Non-Cable – 0.3%
2,364,000	RBS International Direct Marketing, LLC, Term Loan B, 9.250%, 3/23/2017(b)	1,418,400

	Metals & Mining – 0.4%
430,000	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	431,075
1,400,000	Fairmount Minerals Ltd., New Term Loan B, 5.250%, 3/15/2017(b)	1,397,088
503,731	Preferred Proppants, LLC, Term Loan B, 7.500%, 12/15/2016(b)	476,026

		2,304,189

	Oil Field Services – 0.1%
388,325	Frac Tech International, LLC, Term Loan B, 5/06/2016(f)	373,487
340,000	Pinnacle Holdco S.A.R.L., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	342,268

		715,755

	Packaging – 0.1%
585,000	TricorBraun, Inc., New Term Loan B, 5.503%, 5/03/2018(g)	587,012

	Pharmaceuticals – 0.9%
631,000	Par Pharmaceutical Companies, Inc., Term Loan B, 9/30/2019(f)	629,580
1,217,796	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(b)	1,222,058
1,037,400	Valeant Pharmaceuticals International, Inc., Series A, Tranche B, 4.750%, 2/13/2019(b)	1,039,994
1,435,000	Valeant Pharmaceuticals International, Inc., Series C, Tranche B, 9/27/2019(f)	1,435,718
1,039,000	Valeant Pharmaceuticals International, Inc., Series D, Tranche B, 2/27/2019(f)	1,041,275

		5,368,625

	Pipelines – 0.2%
1,230,000	NGPL PipeCo LLC, Tem Loan B, 6.750%, 9/15/2017(b)	1,252,042

	Property & Casualty Insurance – 0.2%
410,000	AmWINS Group, Inc., New 2nd Lien Term Loan, 9.250%, 12/06/2019(b)	414,100
330,000	Applied Systems, Inc., 2nd Lien Term Loan, 9.500%, 6/08/2017(b)	328,350

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued
	Property & Casualty Insurance – continued
$516,405	Applied Systems, Inc., Incremental Term Loan A, 5.500%, 12/08/2016(b)	$516,405

		1,258,855

	Restaurants – 0.1%
262,000	P.F. Chang’s China Bistro, Inc., Term Loan B, 6.250%, 7/02/2019(b)	264,620

	Retailers – 0.2%
693,263	Ascena Retail Group, Inc., Term Loan B, 4.750%, 6/14/2018(b)	696,729
400,000	BJ’s Wholesale Club, Inc, New 1st Lien Term Loan, 5.750%, 9/20/2019(b)	401,500

		1,098,229

	Supermarket – 0.1%
635,000	Acosta, Inc., Term Loan D, 3/01/2018(f)	637,781

	Technology – 0.6%
1,222,516	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	1,231,306
1,195,917	Eagle Parent, Inc., New Term Loan, 5.000%, 5/16/2018(b)	1,202,195
795,000	First Data Corporation, 2018 Add-on Term Loan, 9/30/2018(f)	779,760
441,663	Kronos, Inc., Tranche C Term Loan, 6.250%, 12/28/2017(b)	443,456

		3,656,717

	Utility Other – 0.1%
380,000	Sensus USA, Inc., 2nd Lien Term Loan, 8.500%, 5/09/2018(b)	378,415

	Wireless – 0.2%
1,230,622	MetroPCS Wireless, Inc., Incremental Term Loan B3, 4.000%, 3/16/2018(b)	1,229,465

	Wirelines – 0.4%
1,440,000	Level 3 Financing, Inc., Term Loan, 8/01/2019(f)	1,440,000
725,000	Level 3 Financing, Inc., Term Loan B3, 5.750%, 8/31/2018(b)	724,696

		2,164,696

	Total Senior Loans (Identified Cost $52,390,981)	51,965,071

Shares
Common Stocks – 3.8%
	Chemicals – 0.2%
54,452	Tronox Ltd., Class A	1,233,338

Shares	Description	Value (†)
Common Stocks – continued
	Diversified Financial Services – 0.2%
27,800	JPMorgan Chase & Co.	$1,125,344

	Diversified Telecommunication Services – 1.1%
44,327	AT&T, Inc.	1,671,128
87,030	Deutsche Telekom AG, Sponsored ADR	1,073,080
35,730	France Telecom S.A., Sponsored ADR	436,621
83,776	Telefonica S.A., Sponsored ADR	1,112,545
43,618	Verizon Communications, Inc.(c)	1,987,672

		6,281,046

	Industrial Conglomerates – 0.1%
5,425	Siemens AG, Sponsored ADR	543,314

	Metals & Mining – 0.2%
10,935	Barrick Gold Corp.	456,646
8,416	Goldcorp, Inc.	385,874
6,635	Newmont Mining Corp.	371,626

		1,214,146

	Oil, Gas & Consumable Fuels – 1.1%
11,400	Chevron Corp.	1,328,784
17,200	ExxonMobil Corp.	1,572,940
21,700	Royal Dutch Shell PLC, ADR	1,506,197
19,625	Statoil ASA, Sponsored ADR	506,129
33,125	Total S.A., Sponsored ADR	1,659,562

		6,573,612

	Pharmaceuticals – 0.3%
15,000	Bristol-Myers Squibb Co.	506,250
10,500	GlaxoSmithKline PLC, Sponsored ADR	485,520
20,750	Pfizer, Inc.	515,637

		1,507,407

	Software – 0.1%
16,290	Microsoft Corp.	485,116

	Textiles, Apparel & Luxury Goods – 0.1%
5,084	NIKE, Inc., Class B	482,522

	Tobacco – 0.2%
27,290	Altria Group, Inc.	911,213
5,330	Philip Morris International, Inc.	479,380

		1,390,593

	Wireless Telecommunication Services – 0.2%
37,300	Vodafone Group PLC, Sponsored ADR	1,062,864

	Total Common Stocks (Identified Cost $20,928,624)	21,899,302

Preferred Stocks – 2.1%
Convertible Preferred Stocks – 1.2%
	Automotive – 0.5%
72,200	General Motors Co., Series B, 4.750%	2,691,616

Shares	Description	Value (†)
Preferred Stocks – continued
Convertible Preferred Stocks – continued
	Banking – 0.6%
828	Bank of America Corp., Series L, 7.250%	$902,520
2,240	Wells Fargo & Co., Series L, Class A, 7.500%(c)	2,773,120

		3,675,640

	REITs - Healthcare – 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	440,960

	Total Convertible Preferred Stocks (Identified Cost $7,292,217)	6,808,216

Non-Convertible Preferred Stocks – 0.9%
	Non-Captive Diversified – 0.9%
2,590	Ally Financial, Inc., Series G, 7.000%, 144A	2,422,864
102,000	Montpelier Re Holdings Ltd., 8.875%	2,723,400

		5,146,264

	Total Non-Convertible Preferred Stocks (Identified Cost $4,809,600)	5,146,264

	Total Preferred Stocks (Identified Cost $12,101,817)	11,954,480

Shares/Units of Currency (†††)
Purchased Options – 0.2%
	Options on Securities – 0.1%
184,600	iShares MSCI Brazil Index Fund, Call expiring December 22, 2012 at 57(h)	247,364
186,700	J.C. Penney Co., Inc., Put expiring February 16, 2013 at 23(h)	464,883
267,000	SPDR® S&P 500® ETF Trust, Put expiring October 20, 2012 at 138(h)	112,140

		824,387

	Over-the-Counter Options on Currency – 0.1%
33,500,000	AUD Put, expiring February 05, 2013 at 0.9725(h)(i)	283,879

	Total Purchased Options (Identified Cost $1,797,158)	1,108,266

Principal Amount (‡)
Short-Term Investments – 13.4%
$62,522,679	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $62,522,731 on 10/01/2012 collateralized by $61,155,000 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $63,776,959 including accrued interest(j)	62,522,679
15,000,000	U.S. Treasury Bill, 0.131%, 3/21/2013(k)(l)	14,990,565

	Total Short-Term Investments (Identified Cost $77,513,344)	77,513,244

	Description	Value (†)
	Total Investments – 103.7% (Identified Cost $588,334,105)(a)	$599,438,589
	Other assets less liabilities – (3.7)%	(21,096,370)

	Net Assets – 100.0%	$578,342,219

Shares
Written Options – (0.0%)
	Options on Securities – (0.0%)
184,600	iShares MSCI Brazil Index Fund, Call expiring December 22, 2012 at 62(h)	$(54,457)
186,700	J.C. Penney Co., Inc., Put expiring February 16, 2013 at 18(h)	(155,895)

	Total Written Options (Premiums Received $339,062)	$(210,352)

*	Formerly Loomis Sayles Absolute Strategies Fund.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Senior loans are priced at bid prices supplied by an independent pricing service, if available.

Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Other exchange-traded options are valued at the average of the closing bid and ask quotations.

Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction.

Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(†††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At September 30, 2012, the net unrealized appreciation on investments based on a cost of $589,607,858 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$20,224,869
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,394,138)

Net unrealized appreciation	$9,830,731

At December 31, 2011, the Fund had a short-term capital loss carryforward of $8,718,642 with no expiration date and a long-term capital loss carryforward of $3,652,873 with no expiration date. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or options.
(d)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(e)	Illiquid security. At September 30, 2012, the value of this security amounted to $492,111 or 0.1% of net assets.
(f)	Position is unsettled. Contract rate was not determined at September 30, 2012 and does not take effect until settlement date.
(g)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.
(h)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss.

The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(i)	Counterparty is Citibank, N.A.
(j)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	All or a portion of this security has been pledged as collateral for open forward foreign currency and options contracts and swap agreements and as initial margin for open futures contracts.

144A All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $167,213,517 or 28.9% of net assets.

ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Swap Agreements

The Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that the Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Credit default swaps are marked to market daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

At September 30, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A	Republic of Turkey	(1.00%)	06/20/2017	$4,800,000		$307,317	$107,638	$(199,679)	$(1,467)
Bank of America, N.A.	Bank of Scotland PLC	(1.00%)	06/20/2017	4,475,000	*	210,590	37,438	(173,152)	(1,757)
Bank of America, N.A.	Carnival Corp.	(1.00%)	06/20/2017	4,700,000		108,563	(9,878)	(118,441)	(1,436)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	06/20/2017	2,450,250		155,353	(15,317)	(170,670)	(3,743)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	06/20/2017	3,960,000		230,062	(24,756)	(254,818)	(6,050)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	06/20/2017	4,752,000		178,295	(29,706)	(208,001)	(7,260)
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	06/20/2017	4,752,000		120,583	(29,706)	(150,289)	(7,260)
Bank of America, N.A.	ITRX EUR Series 18 100	(1.00%)	12/20/2017	3,500,000	*	77,277	80,325	3,048	(1,374)
Bank of America, N.A.	ITRX EUR Series 18 100	(1.00%)	12/20/2017	6,500,000	*	167,759	149,174	(18,585)	(2,552)
Bank of America, N.A.	NRG Energy, Inc.	(5.00%)	06/20/2017	1,225,000		80,863	(60,475)	(141,338)	(1,872)
Bank of America, N.A.	Republic of South Africa	(1.00%)	06/20/2017	9,400,000		398,225	159,092	(239,133)	(2,872)
Bank of America, N.A.	Republic of Turkey	(1.00%)	03/20/2017	4,800,000		289,949	88,250	(201,699)	(1,467)
Bank of America, N.A.	Republic of Turkey	(1.00%)	03/20/2017	4,800,000		245,837	88,251	(157,586)	(1,467)

Bank of America, N.A.	Stanley Black & Decker	(1.00%)	09/20/2017	4,800,000	(38,773)	(47,425)	(8,652)	(1,467)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	03/20/2017	975,000	(26,761)	(28,399)	(1,638)	(298)
Bank of America, N.A.	Textron Financial Corp.	(1.00%)	06/20/2017	1,250,000	(34,865)	(36,596)	(1,731)	(382)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	09/20/2016	6,300,000	186,186	(30,524)	(216,710)	(1,925)
Bank of America, N.A.	Westvaco Corp.	(1.00%)	09/20/2017	4,900,000	62,465	13,708	(48,757)	(1,497)
Citibank, N.A.	Bundesrepublik Deutschland	(0.25%)	09/20/2017	4,700,000	173,319	58,416	(114,903)	(359)
Citibank, N.A.	NRG Energy, Inc.	(5.00%)	06/20/2017	1,975,000	130,372	(97,500)	(227,872)	(3,017)
Citibank, N.A.	Republic of Poland	(1.00%)	09/20/2017	9,900,000	270,885	70,022	(200,863)	(3,025)
Citibank, N.A.	Republic of South Africa	(1.00%)	09/20/2017	4,900,000	136,076	101,210	(34,866)	(1,497)
Credit Suisse International	Burlington Northern Santa Fe	(1.00%)	09/20/2017	5,725,000	(231,127)	(237,742)	(6,615)	(1,749)
Credit Suisse International	Burlington Northern Santa Fe	(1.00%)	09/20/2017	2,475,000	(99,905)	(102,780)	(2,875)	(756)
Credit Suisse International	CDX 18 HY 500	(5.00%)	06/20/2017	4,851,000	205,584	(30,326)	(235,910)	(7,411)
Credit Suisse International	CDX 18 HY 500	(5.00%)	06/20/2017	2,326,500	92,479	(14,544)	(107,023)	(3,554)
Credit Suisse International	CDX 18 HY 500	(5.00%)	06/20/2017	4,851,000	205,699	(30,326)	(236,025)	(7,411)
Credit Suisse International	CDX 19 IG 100	(1.00%)	12/20/2017	15,000,000	37,190	(8,191)	(45,381)	(4,583)
Credit Suisse International	Dillards, Inc.	(5.00%)	09/20/2017	2,950,000	(262,114)	(328,750)	(66,636)	(4,507)
Credit Suisse International	Dillards, Inc.	(5.00%)	09/20/2017	1,750,000	(163,715)	(195,021)	(31,306)	(2,674)
Credit Suisse International	Gannett Co., Inc.	(5.00%)	09/20/2017	4,900,000	(473,038)	(599,033)	(125,995)	(7,486)
Credit Suisse International	Sprint Nextel Corp.	(5.00%)	06/20/2015	1,400,000	47,245	(100,483)	(147,728)	(2,139)
Credit Suisse International	Sprint Nextel Corp.	(5.00%)	09/20/2017	2,450,000	60,770	(44,434)	(105,204)	(3,743)
Credit Suisse International	Tesoro Corp.	(5.00%)	09/20/2017	2,450,000	(302,622)	(352,384)	(49,762)	(3,743)
Credit Suisse International	Tesoro Corp.	(5.00%)	09/20/2017	2,450,000	(254,375)	(352,384)	(98,009)	(3,743)
Credit Suisse International	Westpac Banking Corp.	(1.00%)	09/20/2017	3,025,000	77,932	53,302	(24,630)	(924)
Deutsche Bank AG	Burlington Northern Santa Fe	(1.00%)	09/20/2017	4,900,000	74,157	14,036	(60,121)	(1,497)
Deutsche Bank AG	Burlington Northern Santa Fe	(1.00%)	09/20/2017	2,400,000	(96,642)	(99,665)	(3,023)	(733)
JP Morgan Chase Bank, N.A.	Macy’s Retail Holdings, Inc.	(1.00%)	03/20/2017	9,500,000	(7,161)	13,241	20,402	(2,903)

Morgan Stanley Capital Services Inc.	Burlington Northern Santa Fe	(1.00%)	09/20/2017	1,125,000	(45,895)	(46,718)	(823)	(344)
Morgan Stanley Capital Services Inc.	Burlington Northern Santa Fe	(1.00%)	09/20/2017	4,775,000	(194,714)	(198,292)	(3,578)	(1,459)
Morgan Stanley Capital Services Inc.	New York Times Co.	(1.00%)	06/20/2017	4,800,000	377,085	303,775	(73,310)	(1,467)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	03/20/2017	2,000,000	(52,166)	(58,255)	(6,089)	(611)
Morgan Stanley Capital Services Inc.	Textron Financial Corp.	(1.00%)	03/20/2017	1,300,000	(33,990)	(37,866)	(3,876)	(397)
UBS AG	National Australia Bank	(1.00%)	09/20/2017	5,500,000	176,433	103,480	(72,953)	(1,681)

Total						$(1,806,118)	$(4,372,805)	$(119,559)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)		Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	06/20/2017	5.68%	$2,250,000		$(102,806)	$(58,882)	$43,924	$3,438
Bank of America, N.A.	Chesapeake Energy Corp.	5.00%	06/20/2017	5.68%	650,000		(43,753)	(17,010)	26,743	993
Citibank, N.A.	MGM Resorts International	5.00%	09/20/2016	5.33%	3,200,000		(410,760)	(37,425)	373,335	4,889
Citibank, N.A.	Supervalu, Inc.	5.00%	09/20/2017	11.89%	1,150,000		(233,812)	(268,688)	(34,876)	1,757
Citibank, N.A.	Supervalu, Inc.	5.00%	12/20/2017	12.01%	3,625,000		(722,465)	(884,034)	(161,569)	5,538
Credit Suisse International	Avon Products, Inc.	5.00%	09/20/2017	4.96%	1,350,000		(53,927)	2,338	56,265	2,063
Credit Suisse International	Avon Products, Inc.	5.00%	09/20/2017	4.96%	1,350,000		(53,956)	2,338	56,294	2,063
Credit Suisse International	Chesapeake Energy Corp.	5.00%	06/20/2017	5.68%	850,000		(39,489)	(22,245)	17,244	1,299
Credit Suisse International	Chesapeake Energy Corp.	5.00%	06/20/2017	5.68%	1,750,000		(113,766)	(45,798)	67,968	2,674
Credit Suisse International	Clear Channel Communications, Inc.	5.00%	09/20/2014	10.99%	1,400,000		(203,593)	(153,756)	49,837	2,139
Credit Suisse International	MGM Resorts International	5.00%	09/20/2017	6.21%	2,450,000		(307,981)	(124,148)	183,833	3,743
Credit Suisse International	Nokia Corp.	5.00%	09/20/2017	8.99%	1,950,000	*	(485,222)	(374,925)	110,297	3,828
Credit Suisse International	Supervalu, Inc.	5.00%	09/20/2017	11.89%	775,000		(165,145)	(181,073)	(15,928)	1,184
Deutsche Bank AG	Alcatel-Lucent	5.00%	09/20/2016	14.80%	2,200,000	*	(221,591)	(754,945)	(533,354)	4,319

Total								$(2,918,253)	$240,013	$39,927

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	10/15/2012	Brazilian Real	1,800,000	$886,406	$(1,387)
Buy[1]	11/05/2012	Brazilian Real	7,250,000	3,560,554	(92,759)
Sell[1]	11/05/2012	Brazilian Real	7,250,000	3,560,554	(101,585)
Sell[1]	12/04/2012	British Pound	1,495,000	2,413,672	(50,585)
Sell[1]	10/22/2012	Canadian Dollar	18,700,000	19,013,078	125,537
Buy[1]	10/29/2012	Colombian Peso	5,245,000,000	2,902,315	(5,113)
Buy[1]	11/02/2012	Colombian Peso	8,550,000,000	4,728,263	(8,579)
Buy[1]	11/06/2012	Colombian Peso	8,650,000,000	4,781,415	(7,910)
Sell[1]	10/29/2012	Colombian Peso	5,245,000,000	2,902,315	(27,161)
Sell[1]	11/02/2012	Colombian Peso	8,550,000,000	4,728,263	(25,939)
Sell[1]	11/06/2012	Colombian Peso	8,650,000,000	4,781,415	(2,674)
Buy[1]	10/10/2012	Euro	900,000	1,156,635	(8,856)
Sell[2]	10/04/2012	Euro	5,460,000	7,016,509	(64,110)
Sell[1]	10/10/2012	Euro	900,000	1,156,635	(21,078)
Sell[1]	10/11/2012	Euro	3,970,000	5,102,097	(85,684)
Sell[1]	10/18/2012	Euro	1,125,000	1,445,907	29,170
Sell[1]	10/22/2012	Euro	3,645,000	4,684,923	75,009
Sell[2]	10/26/2012	Euro	4,485,000	5,764,802	19,800
Sell[1]	10/29/2012	Euro	620,000	796,942	4,960
Sell[1]	10/30/2012	Euro	8,900,000	11,440,078	5,589
Sell[1]	12/10/2012	Euro	2,100,000	2,700,550	(51,673)
Buy[1]	10/18/2012	Indonesian Rupiah	27,000,000,000	2,815,774	(36,841)
Sell[1]	10/18/2012	Indonesian Rupiah	27,000,000,000	2,815,774	(10,579)
Sell[1]	10/09/2012	Mexican Peso	195,700,000	15,193,291	(129,396)
Buy[1]	10/09/2012	New Russian Ruble	355,500,000	11,383,343	318,235
Sell[1]	10/09/2012	New Russian Ruble	175,500,000	5,619,625	(17,965)
Buy[1]	10/12/2012	South African Rand	46,000,000	5,519,249	(78,902)
Sell[1]	10/12/2012	South African Rand	46,000,000	5,519,249	29,405
Buy[2]	10/18/2012	South Korean Won	3,200,000,000	2,877,148	12,332
Sell[2]	10/18/2012	South Korean Won	3,200,000,000	2,877,148	(30,806)
Sell[1]	11/09/2012	Swiss Franc	990,000	1,053,354	(27,968)

Total					$(267,513)

At September 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive1/Units of Currency		Unrealized Appreciation (Depreciation)
10/18/2012	Japanese Yen	445,115,250	Brazilian Real	11,475,000	$(55,788)

[1]	Counterparty is Credit Suisse AG.
[2]	Counterparty is Citibank, N.A.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced.

At September 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	12/21/2012	145	$10,397,950	$179,451
EURO STOXX 50®	12/21/2012	100	3,154,797	153,991
Euro-OAT	12/06/2012	61	10,500,077	(79,580)
10 Year U.S. Treasury Note	12/19/2012	196	26,162,938	(136,640)
30 Year U.S. Treasury Bond	12/19/2012	27	4,033,125	12,396

Total				$129,618

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$434,998,226	$—	$434,998,226
Senior Loans*	—	51,965,071	—	51,965,071
Common Stocks*	21,899,302	—	—	21,899,302
Preferred Stocks
Convertible Preferred Stocks*	6,808,216	—	—	6,808,216
Non-Convertible Preferred Stocks*	2,723,400	2,422,864	—	5,146,264

Total Preferred Stocks	9,531,616	2,422,864	—	11,954,480

Purchased Options*	824,387	283,879	—	1,108,266
Short-Term Investments	—	77,513,244	—	77,513,244

Total Investments	32,255,305	567,183,284	—	599,438,589

Credit Default Swap Agreements (unrealized appreciation)	—	1,009,190	—	1,009,190
Forward Foreign Currency Contracts (unrealized appreciation)
	—	620,037	—	620,037
Futures Contracts (unrealized appreciation)	345,838	—	—	345,838

Total	$32,601,143	$568,812,511	$—	$601,413,654

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(210,352)	$—	$—	$(210,352)
Credit Default Swap Agreements (unrealized depreciation)	—	(5,141,982)	—	(5,141,982)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(943,338)	—	(943,338)
Futures Contracts (unrealized depreciation)	(216,220)	—	—	(216,220)

Total	$(426,572)	$(6,085,320)	$—	$(6,511,892)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds Treasuries	$11,102,109	$10,191	$(2,555,262)	$2,814,305	$—	$(11,371,343)	$—	$—	$—	$—

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default swaps).

The Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the period ended September 30, 2012, the Fund used forward foreign currency and option contracts and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended September 30, 2012, the Fund engaged in fixed income futures contracts for hedging purposes and to manage duration.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund holdings of foreign securities. During the period ended September 30, 2012, the Fund engaged in forward foreign currency and option transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended September 30, 2012, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended September 30, 2012, the Fund engaged in equity futures and option transactions for hedging purposes.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Citibank, N.A.	$(836,904)	$749,528
Credit Suisse AG	(260,517)	560,647
Credit Suisse International	(3,277,555)	3,446,831
Deutsche Bank AG	(840,574)	742,533
Morgan Stanley Capital Services, Inc.	(37,356)	—

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $2,200,776 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $284,164. These amounts do not take into account collateral received by the Fund in the amount of $48,165.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the derivative counterparties. This risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized; however, final settlement of the Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of September 30, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Purchased Options (at value)	$—	$283,879	$—	$824,387
Forwards (unrealized appreciation)	—	620,037	—	—
Futures (unrealized appreciation)	12,396	—	—	333,442
Swaps (unrealized appreciation)	—	—	1,009,190	—

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Written Options (at value)	$—	$—	$—	$(210,352)
Forwards (unrealized depreciation)	—	(943,338)	—	—
Futures (unrealized depreciation)	(216,220)	—	—	—
Swaps (unrealized depreciation)	—	—	(5,141,982)	—

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	8.4%
Commercial Mortgage-Backed Securities	7.2
Technology	5.0
Wirelines	4.9
Banking	4.8
Metals & Mining	4.6
Collateralized Mortgage Obligations	3.6
Electric	3.4
Non-Captive Diversified	3.3
Pharmaceuticals	3.2
ABS Home Equity	3.1
Government Owned—No Guarantee	3.0
Airlines	2.8
Automotive	2.3
Independent Energy	2.2
Other Investments, less than 2% each	28.5
Short-Term Investments	13.4

Total Investments	103.7
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	(3.7)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	87.3%
Canadian Dollar	5.3
Euro	4.7
Mexican Peso	3.6
Other, less than 2% each	2.8

Total Investments	103.7
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	(3.7)

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 42.0% of Net Assets
Non-Convertible Bonds – 38.9%
	Airlines – 1.0%
$267,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A(b)	$273,008

	Banking – 3.0%
500,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, (fixed rate to 11/8/2012, variable rate thereafter), 6.523%, 12/29/2049, 144A(b)	462,500
230,000	Banco Santander Chile, 3.875%, 9/20/2022, 144A(b)	230,715
100,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	107,607

		800,822

	Building Materials – 1.2%
320,000	Ply Gem Industries, Inc., 9.375%, 4/15/2017, 144A(b)	321,600

	Chemicals – 2.1%
225,000	Kinove German Bondco GmbH, 10.000%, 6/15/2018, 144A, (EUR)(b)	315,881
210,000	Methanex Corp., 5.250%, 3/01/2022(b)	224,344

		540,225

	Collateralized Mortgage Obligations – 0.8%
420,131	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006- AR6, Class 2A, 1.108%, 8/25/2046(b)(c)	220,943

	Construction Machinery – 3.5%
300,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A(b)	328,500
685,000	Urbi Desarrollos Urbanos SAB de CV, 8.500%, 4/19/2016, 144A	602,800

		931,300

	Financial Other – 1.5%
400,000	Nuveen Investments, Inc., 9.125%, 10/15/2017, 144A	397,000

	Gaming – 1.8%
475,000	Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.500%, 2/15/2020, 144A(b)	475,000

	Independent Energy – 3.1%
90,000	Newfield Exploration Co., 5.625%, 7/01/2024	99,900
550,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A(b)	585,750

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$110,000	SM Energy Co., 6.500%, 1/01/2023, 144A	$115,500

		801,150

	Media Cable – 0.7%
200,000	Nara Cable Funding Ltd., 8.875%, 12/01/2018, 144A(b)	182,500

	Media Non-Cable – 2.9%
15,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	15,863
750,000	Sinclair Television Group, Inc., 6.125%, 10/01/2022, 144A	750,937

		766,800

	Non-Captive Diversified – 4.0%
1,000,000	General Electric Capital Corp., Series B, (fixed rate to 12/15/2022, variable rate thereafter), 6.250%, 12/15/2049(b)	1,055,530

	Oil Field Services – 1.1%
75,000	Hercules Offshore, Inc., 7.125%, 4/01/2017, 144A	78,000
200,000	Pioneer Energy Services Corp., 9.875%, 3/15/2018(b)	217,500

		295,500

	Packaging – 1.4%
270,000	Ardagh Packaging Finance PLC, 9.250%, 10/15/2020, 144A, (EUR)(b)	356,505

	Pipelines – 0.4%
105,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 3/01/2020, 144A	110,250

	Refining – 1.2%
295,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019(b)	317,125

	Technology – 3.0%
400,000	First Data Corp., 9.875%, 9/24/2015(b)	408,000
375,000	Nuance Communications, Inc., 5.375%, 8/15/2020, 144A(b)	387,187

		795,187

	Transportation Services – 3.8%
1,000,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 2.500%, 3/15/2016, 144A	999,739

	Wireless – 1.0%
260,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015(b)	260,975

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Wirelines – 1.4%
$235,000	Frontier Communications Corp., 9.000%, 8/15/2031(b)	$250,862
100,000	Level 3 Communications, Inc., 8.875%, 6/01/2019, 144A	105,000

		355,862

	Total Non-Convertible Bonds (Identified Cost $9,905,174)	10,257,021

Convertible Bonds – 3.1%
	Automotive – 1.7%
500,000	Navistar International Corp., 3.000%, 10/15/2014	443,437

	Metals & Mining – 1.4%
360,000	Alpha Appalachia Holdings, Inc., 3.250%, 8/01/2015(b)	332,100
60,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015	52,500

		384,600

	Total Convertible Bonds (Identified Cost $846,962)	828,037

	Total Bonds and Notes (Identified Cost $10,752,136)	11,085,058

Senior Loans – 1.0%
	Independent Energy – 1.0%
257,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(c) (Identified Cost $249,770)	257,655

Shares
Common Stocks – 11.0%
	Auto Components – 0.8%
7,200	Johnson Controls, Inc.(b)	197,280

	Automobiles – 0.8%
21,000	Ford Motor Co.(b)	207,060

	Chemicals – 0.5%
2,500	LyondellBasell Industries NV, Class A	129,150

	Commercial Banks – 1.9%
18,000	KeyCorp(b)	157,320
3,000	PNC Financial Services Group, Inc.(b)	189,300
20,000	Regions Financial Corp.(b)	144,200

		490,820

	Communications Equipment – 0.5%
7,000	Cisco Systems, Inc.(b)	133,630

Shares	Description	Value (†)
Common Stocks – continued
	Diversified Financial Services – 1.1%
33,000	Bank of America Corp.(b)	$291,390

	Diversified Telecommunication Services – 1.9%
8,300	France Telecom S.A., Sponsored ADR	101,426
5,600	Level 3 Communications, Inc.(d)	128,632
6,000	Verizon Communications, Inc.(b)	273,420

		503,478

	Hotels, Restaurants & Leisure – 0.5%
1,400	McDonald’s Corp.(b)	128,450

	Household Products – 0.6%
2,300	Clorox Co. (The)(b)	165,715

	Oil, Gas & Consumable Fuels – 1.6%
1,800	ExxonMobil Corp.(b)	164,610
5,200	Statoil ASA, Sponsored ADR(b)	134,108
2,650	Total S.A., Sponsored ADR(b)	132,765

		431,483

	Tobacco – 0.8%
2,400	Philip Morris International, Inc.(b)	215,856

	Total Common Stocks (Identified Cost $2,777,921)	2,894,312

Preferred Stocks – 1.7%
	Non-Captive Diversified – 1.7%
16,500	Montpelier Re Holdings Ltd., 8.875%(b) (Identified Cost $412,500)	440,550

Exchange Traded Funds – 8.7%
16,000	Market Vectors Brazil Small-Cap ETF	653,600
10,090	Market Vectors Gold Miners ETF	541,934
3,683	SPDR® Dow Jones REIT ETF	265,028
11,500	SPDR® S&P® Homebuilders ETF	285,430
28,835	WisdomTree India Earnings Fund	546,135

	Total Exchange Traded Funds (Identified Cost $2,245,961)	2,292,127

Shares/Units of Currency (††)
Purchased Options – 1.2%
	Options on Securities – 0.8%
75,000	SPDR® S&P 500® ETF Trust Put, expiring November 17, 2012 at 140(e)	124,125
20,000	SPDR® S&P 500® ETF Trust Put, expiring December 22, 2012 at 144(e)	88,000

		212,125

	Over-the-Counter Options on Currency – 0.4%
2,600,000	AUD Put, expiring November 01, 2012 at 1.0428(e)(f)	38,774
605,000	EUR Put, expiring June 12, 2013 at 1.2925(e)(g)	20,173
605,000	EUR Put, expiring June 20, 2013 at 1.2985(e)(f)	21,807
620,000	JPY Put, expiring December 05, 2012 at 78.4000(e)(h)	5,969
310,000	JPY Put, expiring November 21, 2012 at 78.9500(e)(h)	1,894

Shares/Units of Currency (††)	Description	Value(†)
Purchased Options – continued
	Over-the-Counter Options on Currency – continued
310,000	JPY Put, expiring November 21, 2012 at 79.7000(e)(f)	1,203
1,300,000	ZAR Call, expiring October 31, 2012 at 8.3630(e)(h)	23,504

		113,324

	Total Purchased Options (Identified Cost $480,122)	325,449

Principal Amount (‡)
Short-Term Investments – 34.5%
$769,000	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $769,001 on 10/01/2012 collateralized by $680,000 Federal National Mortgage Association, 5.000% due 3/15/2016 valued at $786,379 including accrued interest(b)(i)(j)	769,000
3,984,156	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $3,984,159 on 10/01/2012 collateralized by $3,900,000 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $4,067,209 including accrued interest(j)	3,984,156
4,350,000	U.S. Treasury Bill, 0.131%, 3/21/2013(b)(i)(k)(l)	4,347,264

	Total Short-Term Investments (Identified Cost $9,100,449)	9,100,420

	Total Investments – 100.1% (Identified Cost $26,018,859)(a)	26,395,571
	Other assets less liabilities – (0.1)%	(36,426)

	Net Assets – 100.0%	$26,359,145

Shares/Units of Currency (††)
Written Options – (0.2%)
	Options on Securities – (0.2)%
20,000	SPDR® S&P 500® ETF Trust Put, expiring December 22, 2012 at 136(e)	$(40,200)

	Over-the-Counter Options on Currency – (0.0)%
310,000	JPY Put, expiring November 21, 2012 at 84(e)(f)	(129)
310,000	JPY Put, expiring November 21, 2012 at 84(e)(h)	(128)
620,000	JPY Put, expiring December 05, 2012 at 84(e)(h)	(363)

		(620)

	Total Written Options (Premiums Received $46,921)	$(40,820)

Consolidation

The Fund invests in commodity-related derivatives through its investment in the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of September 30, 2012, the value of the Fund’s investment in the Subsidiary was $3,479,055, representing 13.2% of the Fund’s net assets.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Senior loans are priced at bid prices supplied by an independent pricing service, if available.

Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.

Commodity index total return swaps are priced based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations obtained from a broker-dealer.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Other exchange-traded options are valued at the average of the closing bid and asked quotations.

Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.
(††)	Options on securities are expressed as shares. Options on currency are expressed as units of currency.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At September 30, 2012, the net unrealized appreciation on investments based on a cost of $26,022,555 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$651,840
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(278,824)

Net unrealized appreciation	$373,016

At December 31, 2011, the Fund had a short-term capital loss carryforward of $4,196,341 with no expiration date. At December 31, 2011, late year ordinary loss deferrals were $215,468. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or options.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	Non-income producing security.

(e)	The Fund and the Subsidiary may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss.The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(f)	Counterparty is UBS AG.
(g)	Counterparty is Citibank, N.A.
(h)	Counterparty is Credit Suisse AG.
(i)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund, Ltd., a wholly-owned subsidiary.
(j)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(k)	All or a portion of this security has been pledged as initial margin for open futures contracts.
(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $7,185,979 or 27.3% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
ZAR	South African Rand

Swap Agreements

The Fund and the Subsidiary may enter into credit default and total return swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

A total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return of an underlying asset for, typically, fixed or floating interest payments. When a fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may receive the change in value in addition to the interest payment. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payments from the other party if the value of the underlying asset decreases.

Swap agreements are marked to market daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

At September 30, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection
Bank of America, N.A.	CDX 18 HY 500	(5.00%)	06/20/2017	$990,000		$41,360	$(6,189)	$(47,549)	$(1,512)
Credit Suisse International	CDX 18 HY 500	(5.00%)	06/20/2017	990,000		3,025	(6,189)	(9,214)	(1,512)
JP Morgan Chase Bank, N.A.	Commonwealth Bank of Australia	(1.00%)	09/20/2017	1,000,000		19,265	18,073	(1,192)	(306)
JP Morgan Chase Bank, N.A.	Westpac Banking Corp.	(1.00%)	09/20/2017	1,000,000		19,724	18,223	(1,501)	(306)
Morgan Stanley Capital Services Inc.	France Telecom	(1.00%)	06/20/2017	500,000	*	15,041	5,771	(9,270)	(196)
Morgan Stanley Capital Services Inc.	ITRX EUR Xover Series 18 500	(5.00%)	12/20/2017	500,000	*	20,338	17,615	(2,723)	(982)
Morgan Stanley Capital Services Inc.	State Bank of India	(1.00%)	12/20/2016	250,000		22,201	13,268	(8,933)	(76)
UBS AG	Japan Government	(1.00%)	06/20/2017	1,000,000		(1,678)	(10,858)	(9,180)	(306)
UBS AG	State of Israel	(1.00%)	09/20/2017	1,000,000		25,909	24,263	(1,646)	(306)

Total							$73,977	$(91,208)	$(5,502)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	Notional value denominated in euros.

At September 30, 2012, the Fund had the following open total return swap agreements1:

Counterparty	Fund Pays	Fund Receives	Expiration Date	Notional Value	Market Value[2]
Citibank, N.A.	0.25%	Dow Jones-UBS Commodity Index	10/12/2012	$700,000	$(16,149)

[1]	Total return swap agreements are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary.
[2]	There are no upfront payments on total return swap agreements; therefore unrealized gain (loss) is equal to market value.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Buy[3]	10/15/2012	Australian Dollar	1,270,000	$1,315,974	$(6,899)
Buy[4]	11/02/2012	Australian Dollar	1,265,000	1,308,711	(5,818)
Sell[3]	10/15/2012	Australian Dollar	1,270,000	1,315,974	10,131
Sell[3]	10/29/2012	British Pound	325,000	524,767	306
Sell[3]	10/29/2012	British Pound	165,000	266,420	(249)
Buy[4]	10/31/2012	Canadian Dollar	520,000	528,606	189
Buy[3]	10/25/2012	Euro	1,000,000	1,285,339	(9,715)
Buy[3]	12/11/2012	Euro	1,015,000	1,305,283	5,880
Sell[5]	10/22/2012	Euro	260,000	334,178	5,221
Sell[3]	10/25/2012	Euro	1,000,000	1,285,339	15,109
Sell[6]	10/29/2012	Euro	250,000	321,348	2,125
Sell[3]	12/11/2012	Euro	1,015,000	1,305,283	(24,653)
Buy[3]	10/18/2012	Indian Rupee	57,500,000	1,086,872	18,394
Buy[3]	10/17/2012	Mexican Peso	14,250,000	1,105,431	7,107
Buy[3]	10/22/2012	New Russian Ruble	16,600,000	530,444	1,613
Buy[7]	10/10/2012	Norwegian Krone	3,100,000	540,957	11,581
Sell[7]	10/10/2012	Norwegian Krone	3,100,000	540,957	4,944
Buy[3]	10/10/2012	Polish Zloty	1,700,000	530,121	11,148
Sell[3]	10/10/2012	Polish Zloty	1,700,000	530,121	13,045
Buy[4]	10/18/2012	South Korean Won	594,000,000	534,071	2,289
Sell[4]	10/18/2012	South Korean Won	594,000,000	534,071	(5,483)
Buy[3]	10/09/2012	Swedish Krona	3,500,000	532,713	3,508
Sell[3]	10/09/2012	Swedish Krona	3,500,000	532,713	(9,591)

Total					$50,182

At September 30, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive7/Units of Currency		Unrealized Appreciation (Depreciation)
10/22/2012	British Pound	329,300	Canadian Dollar	520,000	$(3,016)
10/22/2012	Canadian Dollar	520,000	British Pound	327,265	(271)

Total					$(3,287)

[3]	Counterparty is Credit Suisse AG.
[4]	Counterparty is Citibank, N.A.
[5]	Counterparty is Morgan Stanley Capital Services Inc.
[6]	Counterparty is Bank of America, N.A.
[7]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At September 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	12/21/2012	2	$143,420	$(935)

Commodity Futures[8]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Gold	12/27/2012	4	$709,560	$16,279
Heating Oil	11/30/2012	2	264,054	6,002
Silver	12/27/2012	3	518,655	17,493

Total				$39,774

At September 30, 2012, open futures contracts sold were as follows:
Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/19/2012	3	$400,453	$(3,275)

Commodity Futures[8]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	12/19/2012	3	$158,550	$(94)
Gasoline	11/30/2012	2	234,528	(4,464)

Total				$(4,558)

[8]	Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$11,085,058	$—	$11,085,058
Senior Loans*	—	257,655	—	257,655
Common Stocks*	2,894,312	—	—	2,894,312
Preferred Stocks*	440,550	—	—	440,550
Exchange Traded Funds	2,292,127	—	—	2,292,127
Purchased Options*	212,125	113,324	—	325,449
Short-Term Investments	—	9,100,420	—	9,100,420

Total Investments	5,839,114	20,556,457	—	26,395,571

Forward Foreign Currency Contracts (unrealized appreciation)	—	112,590	—	112,590
Futures Contracts (unrealized appreciation)	39,774	—	—	39,774

Total	$5,878,888	$20,669,047	$—	$26,547,935

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(40,200)	$(620)	$—	$(40,820)
Credit Default Swap Agreements (unrealized depreciation)	—	(91,208)	—	(91,208)
Total Return Swaps (unrealized depreciation)	—	(16,149)	—	(16,149)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(65,695)	—	(65,695)
Futures Contracts (unrealized depreciation)	(8,768)	—	—	(8,768)

Total	$(48,968)	$(173,672)	$—	$(222,640)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Purchased Options	$29,702	$—	$(23,665)	$4,063	$—	$(10,100)	$—	$—	$—	$—

Liability Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Options Closed	Options Written	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Written Options	$(6,044)	$—	$5,515	$(121)	$650	$—	$—	$—	$—	$—

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default and total return swaps).

The Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments (through investments in the Subsidiary). The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency, futures and option contracts and swap agreements. During the period ended September 30, 2012, the Fund used forward foreign currency, futures and options contracts, credit default swap agreements (as a protection seller) and total return swap agreements to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended September 30, 2012, the Fund engaged in futures contracts for hedging purposes and to manage duration.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended September 30, 2012, the Fund engaged in forward foreign currency transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended September 30, 2012, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended September 30, 2012, the Fund engaged in futures and options transactions for hedging purposes.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America, N.A.	$(46,167)	$—
Citibank, N.A.	(4,799)	42,000
Credit Suisse International	(9,214)	—

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of September 30, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $305,512 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $212,141.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between the Fund and the derivative counterparties. This risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for the Fund, as of September 30, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Purchased Options (at value)	$—	$113,324	$—	$212,125	$—
Forwards (unrealized appreciation)	—	112,590	—	—	—
Futures (unrealized appreciation)	—	—	—	—	39,774

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Written Options (at value)	$—	$(620)	$—	$(40,200)	$—
Forwards (unrealized depreciation)	—	(65,695)	—	—	—
Futures (unrealized depreciation)	(3,275)	—	—	(935)	(4,558)
Swaps (unrealized depreciation)	—	—	(91,208)	—	(16,149)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at September 30, 2012 (Unaudited)

Exchange Traded Funds	8.7%
Non-Captive Diversified	5.7
Independent Energy	4.1
Transportation Services	3.8
Construction Machinery	3.5
Banking	3.0
Technology	3.0
Media Non-Cable	2.9
Chemicals	2.6
Other Investments, less than 2% each	28.3
Short-Term Investments	34.5

Total Investments	100.1
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	(0.1)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of September 30, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks – 93.9% of Net Assets
	Aerospace & Defense – 0.6%
28,975	B/E Aerospace, Inc.(b)	$1,219,848

	Auto Components – 1.6%
77,775	Delphi Automotive PLC(b)	2,411,025
25,325	Tenneco, Inc.(b)	709,100

		3,120,125

	Capital Markets – 2.1%
231,875	Apollo Investment Corp.	1,824,856
106,025	SEI Investments Co.	2,274,237

		4,099,093

	Chemicals – 2.9%
22,750	Airgas, Inc.	1,872,325
33,400	Celanese Corp., Series A	1,266,194
42,925	FMC Corp.	2,377,186

		5,515,705

	Commercial Banks – 7.1%
244,000	Fifth Third Bancorp	3,784,440
389,275	First Niagara Financial Group, Inc.	3,149,235
596,575	Huntington Bancshares, Inc.	4,116,367
349,300	Regions Financial Corp.	2,518,453

		13,568,495

	Computers & Peripherals – 2.0%
168,775	NCR Corp.(b)	3,934,145

	Consumer Finance – 1.8%
154,100	Ezcorp, Inc., Class A(b)	3,533,513

	Containers & Packaging – 3.7%
123,275	Crown Holdings, Inc.(b)	4,530,356
73,375	Packaging Corp. of America	2,663,513

		7,193,869

	Distributors – 0.7%
73,375	LKQ Corp.(b)	1,357,438

	Electric Utilities – 4.9%
67,500	Edison International	3,084,075
147,850	Great Plains Energy, Inc.	3,291,141
168,775	N.V. Energy, Inc.	3,039,638

		9,414,854

	Energy Equipment & Services – 3.1%
65,675	Helmerich & Payne, Inc.	3,126,787
138,325	Superior Energy Services, Inc.(b)	2,838,429

		5,965,216

Shares	Description	Value (†)
Common Stocks – continued
	Food Products – 1.7%
58,700	Ingredion, Inc.	$3,237,892

	Health Care Equipment & Supplies – 0.5%
17,600	Sirona Dental Systems, Inc.(b)	1,002,496

	Health Care Providers & Services – 3.1%
133,925	HCA Holdings, Inc.	4,453,006
15,775	Laboratory Corp. of America Holdings(b)	1,458,714

		5,911,720

	Health Care Technology – 1.4%
209,875	Allscripts Healthcare Solutions, Inc.(b)	2,608,746

	Hotels, Restaurants & Leisure – 1.2%
41,100	Darden Restaurants, Inc.	2,291,325

	Household Durables – 1.6%
57,600	Jarden Corp.	3,043,584

	Household Products – 1.3%
63,850	Spectrum Brands Holdings, Inc.(b)	2,554,639

	Insurance – 9.6%
86,600	Endurance Specialty Holdings Ltd.	3,334,100
184,550	Hartford Financial Services Group, Inc. (The)	3,587,652
75,225	Reinsurance Group of America, Inc., Class A	4,353,271
97,950	Validus Holdings Ltd.	3,321,484
162,900	XL Group PLC	3,914,487

		18,510,994

	IT Services – 6.1%
134,650	Broadridge Financial Solutions, Inc.	3,141,384
45,500	Fiserv, Inc.(b)	3,368,365
68,250	Global Payments, Inc.	2,854,898
39,250	MAXIMUS, Inc.	2,344,010

		11,708,657

	Leisure Equipment & Products – 1.2%
62,000	Hasbro, Inc.	2,366,540

	Machinery – 4.0%
43,650	AGCO Corp.(b)	2,072,502
15,050	Flowserve Corp.	1,922,487
60,550	Navistar International Corp.(b)	1,277,000
34,850	Snap-on, Inc.	2,504,669

		7,776,658

	Media – 2.5%
52,475	CBS Corp., Class B	1,906,417
48,075	Discovery Communications, Inc., Class A(b)	2,866,712

		4,773,129

	Multi Utilities – 1.7%
84,025	Wisconsin Energy Corp.	3,165,222

Shares	Description	Value (†)
Common Stocks – continued
	Oil, Gas & Consumable Fuels – 4.5%
166,200	Denbury Resources, Inc.(b)	$2,685,792
31,550	Noble Energy, Inc.	2,925,000
28,975	Pioneer Natural Resources Co.	3,024,990

		8,635,782

	Pharmaceuticals – 4.0%
174,275	Elan Corp. PLC, Sponsored ADR(b)	1,868,228
53,586	Valeant Pharmaceuticals International, Inc.(b)	2,961,698
204,725	Warner Chilcott PLC, Class A	2,763,788

		7,593,714

	Professional Services – 1.9%
67,500	Towers Watson & Co., Class A	3,580,875

	REITs - Apartments – 1.5%
113,000	Apartment Investment & Management Co., Class A	2,936,870

	Semiconductors & Semiconductor Equipment – 2.3%
49,900	Altera Corp.	1,695,852
77,775	Avago Technologies Ltd.	2,711,625

		4,407,477

	Software – 7.7%
56,125	BMC Software, Inc.(b)	2,328,626
39,250	Check Point Software Technologies Ltd.(b)	1,890,280
23,475	Intuit, Inc.	1,382,208
140,900	Nuance Communications, Inc.(b)	3,507,001
200,325	Rovi Corp.(b)	2,906,716
63,850	Solera Holdings, Inc.	2,801,099

		14,815,930

	Specialty Retail – 1.8%
71,925	Signet Jewelers Ltd.	3,507,063

	Tobacco – 1.3%
22,025	Lorillard, Inc.	2,564,811

	Trading Companies & Distributors – 2.5%
77,775	United Rentals, Inc.(b)	2,544,020
40,350	WESCO International, Inc.(b)	2,308,020

		4,852,040

	Total Common Stocks (Identified Cost $173,340,679)	180,768,465

Exchange Traded Funds – 3.5%
138,700	iShares Russell Midcap® Value Index Fund (Identified Cost $7,064,353)	6,757,464

Closed End Investment Companies – 1.6%
175,750	Ares Capital Corp. (Identified Cost $2,661,160)	3,012,355

Principal Amount	Description	Value (†)
Short-Term Investments – 1.4%
$2,642,881	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $2,642,883 on 10/01/2012 collateralized by $2,630,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $2,697,454 including accrued interest(c) (Identified Cost $2,642,881)	$2,642,881

	Total Investments – 100.4% (Identified Cost $185,709,073)(a)	193,181,165
	Other assets less liabilities – (0.4)%	(696,715)

	Net Assets – 100.0%	$192,484,450

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At September 30, 2012, the net unrealized appreciation on investments based on a cost of $185,709,073 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,802,813
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,330,721)

Net unrealized appreciation	$7,472,092

At December 31, 2011, post-October capital loss deferrals were $785,235. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$180,768,465	$—	$—	$180,768,465
Exchange Traded Funds	6,757,464	—	—	6,757,464
Closed End Investment Companies	3,012,355	—	—	3,012,355
Short-Term Investments	—	2,642,881	—	2,642,881

Total	$190,538,284	$2,642,881	$—	$193,181,165

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
For the period ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Industry Summary at September 30, 2012 (Unaudited)

Insurance	9.6%
Software	7.7
Commercial Banks	7.1
IT Services	6.1
Electric Utilities	4.9
Oil, Gas & Consumable Fuels	4.5
Machinery	4.0
Pharmaceuticals	4.0
Containers & Packaging	3.7
Exchange Traded Funds	3.5
Energy Equipment & Services	3.1
Health Care Providers & Services	3.1
Chemicals	2.9
Trading Companies & Distributors	2.5
Media	2.5
Semiconductors & Semiconductor Equipment	2.3
Capital Markets	2.1
Computers & Peripherals	2.0
Other Investments, less than 2% each	23.4
Short-Term Investments	1.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

ITEM 2. CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 20, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2012